UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

EVA LIVE, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EVA LIVE INC.

The Plaza, 1800 Century Park East, Suite 600

Los Angeles, CA 90067

NOTICE OF ACTION

TAKEN BY WRITTEN

CONSENT OF

STOCKHOLDERS

August [*], 2026

Dear Stockholders:

This Notice and the enclosed Information Statement are being furnished by the Board of Directors (the “Board”) of Eva Live Inc., a Nevada corporation (“EVA LIVE” or the “Company”), to holders of record of the Company’s common stock, $0.0001 par value per share (the “Common Stock”). Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the purpose of this Information Statement is to inform those holders of the Company’s Common Stock, which have all voting rights of the Company, that the Board recommended and approved David Boulette, who owns 58.12% of the Company’s voting power (the “Consenting Stockholder”), approved by written consent on August 17, 2026, the following actions (collectively, the “Corporate Actions”):

(1) Amend and restate the Company’s Amended and Restated Articles of Incorporation, as currently in effect (the “Existing Articles”), by adopting the amended and restated articles of incorporation in the form attached to this Information Statement as Appendix A (the “A&R Articles”);

(2) Adopt the Eva Live Inc. 2026 Equity Incentive Plan (the “Plan”), in the form attached to this Information Statement as Appendix B, pursuant to which 2,000,000 shares of Common Stock will be reserved for issuance; and

(3) Approve the grant of equity compensation to the Company’s Chief Executive Officer, David Boulette (the “Executive”), in the form of Series A Preferred Stock of the Company, in recognition of the Executive’s role and to further align the Executive’s interests with those of the Company’s stockholders (the “Award”).

With respect to the Corporate Actions, the Consenting Stockholder signed a written consent (the “Written Consent”) on August 17, 2026 (the “Record Date”). As of the close of business on the Record Date, the Company had 39,994,140 issued and outstanding shares of Common Stock, excluding any shares that may be issued under currently issued and outstanding convertible securities. As of the Record Date, the Consenting Stockholder owned approximately 58.12% of the Company’s Common Stock.

The Written Consent constitutes the only stockholder approval required to approve the Corporate Actions under the Nevada Revised Statutes (“NRS”), the Existing Articles and the Company’s bylaws (the “Bylaws”). The Board is not soliciting your proxy or consent in connection with the Corporate Actions, and no proxies or other consents have been or will be requested from any other stockholders.

Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, the Corporate Actions will not become effective until at least 20 calendar days after the first mailing of this Information Statement to our stockholders as of the close of business on the Record Date.

The full text of the Information Statement will also be made available on our website at https://www.evaxai.com/investors/#SEC_filings. If you want to receive an electronic copy of the Information Statement via e-mail, you must request one. You may request a copy by mailing the Company at Eva Live Inc., Attention: Investor Relations Manager, The Plaza, 1800 Century Park East, Suite 600, Los Angeles, CA 90067, by calling 1 (310) 229-5981, or by e-mail to invest@eva.live. The entire cost of furnishing the Information Statement will be borne by the Company.

No action is required by you. The accompanying Information Statement is furnished to inform our stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being first made available to you on or about August [*], 2026.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDER HAS VOTED TO APPROVE EACH OF THE CORPORATE ACTIONS IDENTIFIED IN THE ABOVE NOTICE.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT: THE INFORMATION STATEMENT IS AVAILABLE AT HTTPS://WWW.EVAXAI.COM/INVESTORS/#SEC_FILINGS.

By Order of the Board of Directors

/s/ David Boulette
David Boulette
CEO

Los Angeles, California

August [*], 2026

i

Eva Live Inc.

The Plaza, 1800 Century Park East, Suite 600

Los Angeles, CA 90067

INFORMATION STATEMENT PURSUANT

TO SECTION 14(C) OF THE SECURITIES

EXCHANGE ACT OF 1934 AND

REGULATION 14C PROMULGATED

THEREUNDER

INTRODUCTORY STATEMENT

Eva Live Inc. (“EVA LIVE” or the “Company”) is a Nevada corporation with principal executive offices located at The Plaza, 1800 Century Park East, Suite 600, Los Angeles, CA 90067. The telephone number is (310) 229-5981.

The Board recommended and approved, and David Boulette, who owns 58.12% of the Company’s voting power (the “Consenting Stockholder”), approved by written consent on August 17, 2026, the following actions (collectively, the “Corporate Actions”):

(1) Amend and restate the Company’s Amended and Restated Articles of Incorporation, as currently in effect (the “Existing Articles”), by adopting the amended and restated articles of incorporation in the form attached to this Information Statement as Appendix A (the “A&R Articles”);

(2) Adopt the Eva Live Inc. 2026 Equity Incentive Plan (the “Plan”), in the form attached to this Information Statement as Appendix B, pursuant to which 2,000,000 shares of Common Stock will be reserved for issuance; and

(3) Approve the grant of equity compensation to the Company’s Chief Executive Officer, David Boulette (the “Executive”), in the form of Series A Convertible Preferred Stock of the Company (the “Series A Preferred Stock”), in recognition of the Executive’s role and to further align the Executive’s interests with those of the Company’s stockholders (the “Award”).

With respect to the Corporate Actions, the Consenting Stockholder signed a written consent (the “Written Consent”) on August 17, 2026 (the “Record Date”). As of the close of business on the Record Date, the Company had 39,994,140 issued and outstanding shares of Common Stock, excluding any shares that may be issued or issuable under currently issued and outstanding convertible securities. As of the Record Date, the Consenting Stockholder owned 58.12% of the Company’s Common Stock.

The Written Consent constitutes the only stockholder approval required to approve the Corporate Actions under the NRS, the Existing Articles and the Company’s bylaws (the “Bylaws”). The Board is not soliciting your proxy or consent in connection with the Corporate Actions, and no proxies or other consents have been or will be requested from any other stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Copies of this Information Statement are expected to be made available on or about August [*], 2026, to the holders of record on the Record Date of our outstanding Common Stock. This Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

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CONSENTING STOCKHOLDER VOTES RECEIVED

Pursuant to the Company’s Existing Articles, holders of the Company’s Common Stock are entitled to one vote per share of Common Stock.

NRS 78.315(2) and 78.320(2) and Article II, Section 11 of the Bylaws provide that stockholders of the Company may act by written consent without a meeting and without prior notice if a consent or consents in writing, setting forth the actions to be taken, are signed by stockholders holding a number of outstanding shares representing at least a majority of the voting power or such greater proportion of voting power required for such action at a meeting.

As of the close of business on the Record Date, the Company had 39,994,140 issued and outstanding shares of Common Stock excluding any shares that may be issued or issuable under currently issued and outstanding convertible securities.

As of the close of business on the Record Date, the Consenting Stockholder owned 23,245,947 shares of the Company’s Common Stock, representing approximately 58.12% of the voting power of the voting securities of the Company.

Interest of Certain Persons in or Opposition to the Corporate Actions

Except as otherwise disclosed in this Information Statement, no officer, director or director nominee of the Company, other than the Chief Executive Officer, David Boulette, has any substantial interest in the Corporate Actions, other than his role as an officer, director or stockholder of the Company. No director of the Company informed the Company that such director opposed any of the actions as set forth in this Information Statement.

DISSENTERS’ RIGHTS

Under the NRS, our stockholders are not entitled to dissenters’ rights or appraisal rights in connection with any of the Corporate Actions described in this Information Statement, including the adoption of the A&R Articles, the adoption of the Plan, or the grant of the Award.

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ITEM 1

AMENDMENT AND RESTATEMENT OF

ARTICLES OF INCORPORATION

The Board has deemed it advisable and in the best interests of the Company to adopt and approve, and the Consenting Stockholder has consented to the adoption of, the A&R Articles, together with the certificate to accompany the articles that is required by the Nevada Secretary of State, to be filed with the Nevada Secretary of State. The A&R Articles modernize and conform the Company’s charter to current Nevada law and update standard corporate governance provisions, and do not change the Company’s authorized capital stock.

As of August 17, 2026, our authorized capital stock consists of 305,000,000 shares. Of that amount, 300,000,000 shares are designated as Common Stock, with 39,994,140 outstanding as of August 17, 2026. 5,000,000 shares are designated as preferred stock, $0.0001 par value per share (the “Preferred Stock”), with 0 outstanding as of August 17, 2026.

The A&R Articles amend and restate the Existing Articles in their entirety to modernize and conform the Company’s charter to current Nevada law and to update the Company’s corporate governance provisions. The authorized capital stock of the Company is not changed by the A&R Articles. The principal changes effected by the A&R Articles, as compared to the Existing Articles, are summarized below.

Declassification of the Board of Directors. The A&R Articles eliminate the classified board structure. Under the A&R Articles, the Board shall consist of at least one (1) and not more than thirteen (13) directors, with the exact number fixed as provided in the Bylaws, and all directors will be subject to annual election.

Removal of Directors Only for Cause. The Existing Articles did not contain a specific provision addressing director removal. The A&R Articles provide that any director, or the entire Board, may be removed from office only for cause and only by the affirmative vote of at least sixty-six and two-thirds percent (66.67%) of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors. “Cause” is defined as (i) conviction of a felony, (ii) declaration of unsound mind by a court of competent jurisdiction, (iii) gross dereliction of duty, or (iv) commission of an act involving moral turpitude that is materially injurious to the Company. This provision may have the effect of making it more difficult to change the composition of the Board and could discourage or delay an attempt to acquire control of the Company.

Director and Officer Liability and Indemnification. The Existing Articles contained an exculpation provision applicable only to directors, with specific carve-outs for breach of the duty of loyalty, bad faith, intentional misconduct, knowing violations of law, liability under NRS §174, and transactions involving improper personal benefit. The A&R Articles replace this provision with a broader formulation that eliminates or limits the personal liability of both directors and officers to the fullest extent permitted by the NRS, with an automatic ratchet providing that liability will be further eliminated or limited to the fullest extent permitted if the NRS is subsequently amended. The A&R Articles also modernize the indemnification and advancement provisions to cover expenses incurred by officers and directors (including persons who served in such capacities for predecessor entities and affiliates) and to provide for mandatory advancement of expenses upon receipt of an undertaking to repay. Any repeal or modification of these provisions is prospective only and may not adversely affect existing rights.

Anti-Takeover Statute Elections. The Existing Articles did not address Nevada’s anti-takeover statutes. The A&R Articles expressly elect for the Company to be governed by (i) the Nevada Control Share Acquisition Statute (NRS §78.378 through §78.3793, inclusive), which provides that a person who acquires “control shares” in a “control share acquisition” may not exercise voting rights with respect to such shares unless approved by the Company’s stockholders, and (ii) the Nevada Business Combination Statute (NRS §78.411 through §78.444, inclusive), which restricts certain business combinations between the Company and an “interested stockholder” (generally, a holder of 10% or more of the Company’s voting power) unless the Board approved the transaction prior to the stockholder becoming an interested stockholder, a majority of disinterested stockholders approve, or fair value requirements are satisfied. These elections may have the effect of discouraging, delaying, or preventing a change in control of the Company.

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Exclusive Board Authority over Bylaws. Under the Existing Articles, the Board was authorized to make, alter, amend, or repeal the Bylaws, subject to any restrictions or limitations under the NRS. The A&R Articles grant the Board the exclusive power to make, amend, alter, or repeal the Bylaws pursuant to NRS 78.120, which eliminates any concurrent stockholder right to amend the Bylaws. This change consolidates bylaw amendment authority with the Board and may limit the ability of stockholders to effect governance changes through bylaw amendments.

Exclusive Forum Selection. The Existing Articles did not contain a forum selection provision. The A&R Articles designate the state or federal courts located in Washoe County, Nevada as the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee to the Company or its stockholders, (iii) any action asserting a claim arising under the NRS or the Articles or Bylaws, and (iv) any action asserting a claim governed by the internal affairs doctrine. Any person acquiring shares of the Company’s capital stock is deemed to have consented to this provision. This forum selection provision does not apply to claims arising under the Securities Act of 1933 or the Securities Exchange Act of 1934. This provision may limit investors’ ability to bring claims in judicial forums that they find favorable and may discourage certain lawsuits.

Removal of Certain Legacy Provisions. The A&R Articles remove certain provisions from the Existing Articles that are either governed by the NRS and the Bylaws as a matter of law or are no longer necessary, including: the provision permitting stockholder meetings and corporate books to be held or kept outside Nevada (governed by the NRS); the compromise or arrangement provision (governed by the NRS); the management provision granting the Board control over stockholder inspection of books and records (governed by the NRS); and the express consent to stockholder action by written consent (permitted under the NRS without a charter provision). The removal of these provisions is not intended to limit any rights that stockholders or the Board may have under applicable law.

For details regarding the rights and preferences of the Company’s securities, please see “Description of Capital Stock.”

The A&R Articles are included in this Information Statement as Appendix A.

4

ITEM 2

ADOPTION OF EQUITY INCENTIVE PLAN

The compensation committee of the Board (the “Compensation Committee”) has approved, the Board has approved and deemed it advisable and in the best interests of the Company and the Consenting Stockholder has voted by written consent, to adopt the Plan, a new equity incentive plan for the Company’s employees, directors and consultants.

Summary of the Plan

The principal terms of the Plan are summarized below. This summary is not a complete description of the Plan, and it is qualified in its entirety by reference to the complete text of the Plan and attached to this Information Statement as Appendix B. To the extent of any conflict between this summary and the terms of the Plan, the terms of the Plan will control. Defined terms used in this summary and not defined herein have the meaning set forth in the Plan.

Subject to adjustment for stock splits, recapitalizations and similar events, no more than 2,000,000 shares of Common Stock are available for the grant of awards under the Plan (the “Total Share Reserve”). Shares of Common Stock granted in connection with Options and Stock Appreciation Rights are counted against the Total Share Reserve as one share for every one Option or Stock Appreciation Right awarded, while shares granted in connection with any other award under the Plan are counted as two shares of Common Stock for every one share subject to such award. Shares subject to an award that expires, is cancelled, forfeited, or terminated without issuance of the full number of shares to which the award related will again become available for issuance under the Plan, except that shares tendered in payment of an option, shares delivered or withheld by the Company to satisfy any tax withholding obligations, and shares covered by a stock-settled Stock Appreciation Right or other award that were not issued upon settlement will not again be made available for issuance.

Administration

The Plan is administered by a committee of the Board (the “Committee”), which may be the Compensation Committee or another committee designated by the Board, or, in the Board’s sole discretion, by the Board itself. Except as otherwise determined by the Board, the Committee will consist solely of two or more non-employee directors. The Committee has the authority to construe and interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan, to determine the terms and conditions of awards, to select the eligible persons to whom awards are granted, and to make all other determinations necessary or advisable for the administration of the Plan, in each case to the extent not contrary to the express provisions of the Plan.

Eligibility

Persons eligible to receive awards under the Plan are the employees, consultants and directors of the Company and its affiliates, and such other individuals designated by the Committee who are reasonably expected to become employees, consultants or directors of the Company following receipt of an award. Incentive Stock Options may only be granted to employees of the Company or its affiliates. A person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its affiliates (a “Ten Percent Shareholder”) may not be granted an Incentive Stock Option unless the exercise price is at least 110% of the Fair Market Value of the Common Stock on the grant date and the option is not exercisable more than five years after the grant date. As of August 17, 2026, approximately 3 employees, 4 consultants and 3 non-employee directors of the Company and its affiliates were eligible to participate in the Plan.

5

Definition of Fair Market Value

“Fair Market Value” means, as of any date, the closing price of a share of Common Stock as quoted on any established stock exchange or national market system on which the Common Stock is then listed or quoted (or if no sales were reported on that date, the closing price on the immediately preceding date on which sales were reported), as reported in the Wall Street Journal. In the absence of an established public trading market for the Common Stock, Fair Market Value will be determined in good faith by the Committee, and such determination will be conclusive and binding on all persons.

Forms of Awards

Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-Qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards (Restricted Stock and Restricted Stock Units), (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards. No awards have been granted under the Plan as of the date of this Information Statement. As of August 17, 2026, the closing price of a share of Common Stock on The Nasdaq Stock Market was $1.69 per share.

Stock Options

The Plan provides for the grant of Incentive Stock Options and Non-Qualified Stock Options to Participants at an exercise price of not less than 100% of the Fair Market Value of one share of Common Stock as of the grant date, subject to certain exceptions for options granted in assumption of, or substitution for, options held by service providers of an acquired entity. The Committee will determine the term of each option, provided that no Incentive Stock Option may be exercisable more than ten years from the grant date, and no Non-qualified Stock Option may be exercisable more than ten years from the grant date, and no option that vests solely based on continued service may vest and become exercisable earlier than one year after the grant date. If a Participant’s continuous service is terminated by the Company for cause, all outstanding options, whether or not vested, immediately terminate. A Ten Percent Shareholder may not be granted an Incentive Stock Option unless its exercise price is at least 110% of the Fair Market Value on the grant date, and its term does not exceed five (5) years. No consideration is received or to be received by the Company for the granting of options under the Plan, other than the services to be rendered by the Participants.

Stock Appreciation Rights

Stock Appreciation Rights (“SARs”) may be granted alone or in tandem with an option. Each SAR entitles the holder, upon exercise, to receive an amount equal to the number of shares of Common Stock subject to the SAR multiplied by the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the exercise price specified in the award, payable in cash, shares of Common Stock, or a combination thereof, as determined by the Committee. The exercise price of a SAR may not be less than 100% of the Fair Market Value of a share of Common Stock on the grant date, no SAR may be exercised more than ten years after the grant date, and no SAR that vests solely based on continued service may vest earlier than one year after the grant date.

Restricted Awards (Restricted Stock and Restricted Stock Units)

A Restricted Award is an award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, subject to transfer and other restrictions, including continued employment or service and/or performance conditions, for such period as the Committee determines. Holders of Restricted Stock generally have the rights of a stockholder, including voting and dividend rights (provided that any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and distributed to the Participant upon the release of restrictions on such shares), while holders of Restricted Stock Units have no voting rights with respect to Restricted Stock Units until shares are issued in settlement. Restricted Stock and Restricted Stock Units that remain subject to restrictions upon a termination of continuous service will be forfeited, except as otherwise provided in the applicable award agreement.

6

Performance Share Awards; Cash Awards; and Other Equity-Based Awards

Performance Share Awards entitle a Participant to receive shares of Common Stock or share-denominated units based on the Company’s performance during a performance period of at least one fiscal quarter, as determined by the Committee, with the number of shares earned depending on the extent to which the applicable performance goals are attained. The Committee may also grant Cash Awards, subject to performance goals or other vesting conditions as the Committee determines, and Other Equity-Based Awards that are payable in, or measured by reference to the value of, Common Stock.

Other Provisions

Awards under the Plan may be subject to reduction, cancellation, forfeiture, or recoupment by the Company under any clawback policy the Company may adopt or modify from time to time, and Participants agree to be bound by such policy as a condition of accepting an award. The Plan is intended to satisfy the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3.

Change of Control

Unless otherwise provided in an award agreement, upon a Change in Control (as defined in the Plan), all outstanding Options and Stock Appreciation Rights will become immediately exercisable with respect to 100% of the underlying shares, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units. With respect to Performance Share Awards and Cash Awards, all incomplete performance periods will end on the date of the Change in Control, and the Committee will determine the extent to which the applicable performance goals have been attained and cause a corresponding partial or full award to be paid. In addition, the Committee may, in its discretion and upon at least 10 days’ advance notice, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event, and may cancel, without payment, any options or Stock Appreciation Right with an exercise price at or above the per-share transaction price.

Section 409A of the Code

The Plan is intended to comply with Section 409A of the the Internal Revenue Code of 1986, as amended (the “Code”) to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the shrot-term deferral period as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code, and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

Plan Amendments

The Board may, without stockholder approval, amend the Plan to, among other things, increase or decrease the number of shares available for issuance under the Plan (subject to the requirement that any amendment that increases the number of shares authorized under the Plan requires stockholder approval to the extent required by applicable law, including the rules of The Nasdaq Stock Market), change the terms or conditions of awards, expand the class of eligible participants, and alter the allocation of benefits among participants.

In addition, no amendment, modification, or termination of the Plan or any award agreement will adversely affect any award previously granted without the consent of the holder of that award.

New Plan Benefits

Because awards under the Plan are granted at the discretion of the Committee, the benefits or amounts that will be received by or allocated to Participants under the Plan are not presently determinable.

7

U.S. Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences generally applicable to awards granted under the Plan based on current law. This summary is not a complete description of all applicable federal, state, local or foreign tax consequences and is not intended as tax advice to any participant.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant or exercise of an Incentive Stock Option, although the excess of the fair market value of the underlying shares on the exercise date over the exercise price is includible in the participant’s alternative minimum taxable income. If the participant holds the shares acquired upon exercise for at least two years from the grant date and one year from the exercise date, any gain or loss recognized on a subsequent disposition of the shares will be treated as long-term capital gain or loss, and the Company will not be entitled to a corresponding tax deduction. If these holding period requirements are not satisfied, the participant will generally recognize ordinary income at the time of disposition, and the Company will generally be entitled to a corresponding tax deduction.

Non-Qualified Stock Options. A participant generally will not recognize taxable income upon the grant of a Non-Qualified Stock Option. Upon exercise, the participant will recognize ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the exercise price, and the Company will generally be entitled to a corresponding tax deduction. Upon a subsequent sale of the shares, the participant will recognize capital gain or loss equal to the difference between the sale price and the fair market value of the shares on the exercise date.

Other Awards. The tax treatment of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares Awards, Cash Awards and Other Equity-Based Awards granted under the Plan will depend on the specified terms of each award, but in general a participant will recognize ordinary income, and the Company will generally be entitled to a corresponding tax deduction, at the time the award vests and/or is settled, based on the fair market value of the shares or cash received at that time. The Plan has been included in this Information Statement as Appendix B.

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ITEM 3

APPROVAL OF PERFORMANCE-BASED STOCK COMPENSATION FOR CHIEF EXECUTIVE OFFICER DAVID BOULETTE

The Compensation Committee has approved, the Board has approved and deemed it advisable and in the best interests of the Company and the Consenting Stockholder has voted by written consent, to approve certain performance-based stock compensation to be granted to the Company’s Chief Executive Officer, David Boulette, pursuant to his executive employment agreement with the Company (the “New Employment Agreement”).

On August 17, 2026, the Company entered into a new Executive Employment Agreement (the “New Employment Agreement”) with Mr. Boulette, which replaces and supersedes Mr. Boulette’s prior employment agreement dated May 31, 2025.

The New Employment Agreement provides for an initial term of five years, followed by automatic one-year renewal terms unless either party gives at least 90 days’ written notice of non-renewal. Mr. Boulette will receive a base salary of $800,000 per year, subject to automatic 10% increases on each anniversary of the effective date, and will be eligible for an annual bonus and other incentive compensation in the discretion of the Board and/or its Compensation Committee.

Under the New Employment Agreement, and subject to the conditions described below, Mr. Boulette will be eligible to receive up to 1,000,000 shares of Series A Preferred Stock, consisting of 200,000 shares for each of years one through five of his employment, based on achievement of specified performance milestones. Each share of Series A Preferred Stock will be convertible into 150 shares of the Company’s common stock. The year one milestone is the successful uplisting of the Company’s common stock to a national securities exchange, which the parties acknowledge was completed and earned on January 28, 2026, when the Company’s common stock began trading on The Nasdaq Stock Market LLC, and upon the satisfaction of the conditions described below, the Company will issue 200,000 shares of Series A Preferred Stock to Mr. Boulette in satisfaction of the year one milestone. The year two milestone is (i) completion of an acquisition involving at least $5 million in transaction consideration or the commercial launch of a major new product or platform projected to generate at least $5 million in incremental annualized revenue, and (ii) an increase in the Company’s annual sales of at least $15 million. The milestone for each of years three through five is at least 30% year-over-year sales growth.

The requisite stockholder approval for the Award has been obtained by written consent. No shares of Series A Preferred Stock may be issued until (i) at least 20 calendar days have elapsed after this Information Statement is filed with the SEC and first mailed to the Company’s stockholders and (ii) the Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred Stock (the “Certificate of Designation”) has been filed with and accepted by the Nevada Secretary of State.

If Mr. Boulette’s employment is terminated by the Company without Cause, as defined in the New Employment Agreement, or by Mr. Boulette for Good Reason, as defined in the New Employment Agreement, the New Employment Agreement provides for a $5,000,000 lump-sum severance payment, a pro rata bonus, reimbursement of COBRA premiums for up to six months, and full vesting of outstanding Awards that do not vest based on performance goals, subject to the terms of the New Employment Agreement. The New Employment Agreement also contains non-competition and non-solicitation covenants applicable during the employment term, and confidentiality covenants applicable during and after the employment term.

The form of Certificate of Designation is attached to this Information Statement as Appendix C. Stockholders should refer to the Certificate of Designation, together with the summary of its conversion terms described above and the disclosure under “Description of Capital Stock” below, for the complete terms of the Series A Preferred Stock.

A copy of the New Employment Agreement is included in this Information Statement as Appendix D.

U.S. Federal Income Tax Consequences of the Award

The following is a general summary of certain U.S. federal income tax consequences of the Award, based on current law and intended for general information only. The Series A Preferred Stock would generally be taxed as ordinary income when the shares vest (i.e., when the substantial risk of forfeiture lapses), in an amount equal to the excess of the fair market value of the shares at the time over the amount paid, if any, unless the Executive makes a timely election under Section 83(b) of the Code, in which case ordinary income is recognized at the time of issuance. The conversion of Series A Preferred Stock into Common Stock is generally not expected to be a taxable event. The Company generally will be entitled to a corresponding deduction, subject to applicable limitations, including Section 162(m) of the Code.

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EXECUTIVE COMPENSATION

The following discussion and analysis of compensation arrangements should be read with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. The actual compensation programs that we adopt may differ materially from the programs summarized in this discussion.

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officer for the fiscal years ended December 31, 2025, and 2024:

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compen- sation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)(1)	Total ($)
David Boulette,	2025	$456,000	$0					$0	$456,000
Chief Executive Officer(1)	2024	$360,000	0	$2,730,000				$0	$3,090,000

(1)	Mr. Boulette has served as Chief Executive Officer since September 2021. He served as Chief Financial Officer from September 2021 through September 2025.

From January 2024 to May 2025, the Company paid Mr. Boulette monthly compensation of $30,000 per month.

On May 31, 2025, the Company entered into an employment agreement with Mr. Boulette to serve as its Chief Executive Officer (the “Prior Employment Agreement”). Pursuant to the Prior Employment Agreement, Mr. Boulette was to receive an annual base salary of $552,000, a performance bonus equal to 5% of the Company’s net profit before tax as determined by the Board, and stock options to purchase 20,000,000 shares of the Company’s common stock at an exercise price of $0.10 per share, subject to a five-year vesting schedule (the “Boulette Options”). On January 1, 2026, 20% of the options (4,000,000 shares) vested, with an additional 20% to vest on each of the following four anniversaries of the grant date (May 31, 2026 through May 31, 2029), subject to continued employment. The Boulette Options were issued outside of an equity incentive plan. Pursuant to the terms of the agreement, the Company may terminate Mr. Boulette employment for Cause, as defined therein, at any time, and may terminate his employment without Cause upon 30 days’ written notice, and in such case, Mr. Boulette will be entitled to receive the base salary for the remainder of the term or six months’ severance, whichever is greater. The New Employment Agreement described on page 9 of this Information Statement replaces the Prior Employment Agreement. The Boulette Options remain outstanding in accordance with their terms.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Name
David Boulette (1)		20,000,000	$0.10	May 31, 2035

(1)	The Boulette Options were granted on May 31, 2025 outside of an equity incentive plan.

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Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits.

Director Compensation

The Company compensates its non-employee directors pursuant to written Independent Director Agreements approved by the Board. Under these agreements, Phil Aspin and Daryl Walser are each entitled to an annual cash retainer of $60,000, while Rizvan Jamal and Ali Shadman are each entitled to an annual cash retainer of $50,000, payable in equal quarterly installments. Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with their service.

The following table sets forth summary information regarding compensation earned by or paid to each person who served as a non-employee director of the Company during the fiscal year ended December 31, 2025. Compensation for David Boulette, who serves as both Chief Executive Officer and a member of the Board, is disclosed in the “Executive Compensation” section of this Information Statement, and Mr. Boulette does not receive any additional compensation for his service as a director.

Director Compensation Table — Fiscal Year Ended December 31, 2025

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan ($)	All Other Comp. ($)	Total ($)
Phil Aspin	$60,000	(1)	—	—	—	—	$60,000
Daryl Walser	$60,000	(1)	—	—	—	—	$60,000
Rizvan Jamal	$29,167	(2)	—	—	—	—	$29,167
Ali Shadman	$29,167	(2)	—	—	—	—	$29,167

(1)	Represents the full annual cash retainer earned for service as a non-employee director during the fiscal year ended December 31, 2025. As of December 31, 2025, the aggregate amount of $178,334 in director fees had been accrued but not yet paid. The Company appointed Rizvan Jamal as an independent director of the Company in May 2025.
(2)	The Company appointed Mr. Shadman as an independent director of the Company in June 2025. No cash payments were made to employees and non-employee directors during the fiscal year ended December 31, 2025.

Description of Director Compensation Arrangements

The Company compensates its non-employee directors pursuant to written Independent Director Agreements approved by the Board. Under these agreements, Mr. Aspin and Mr. Walser are each entitled to an annual cash retainer of $60,000, while Mr. Jamal and Mr. Shadman are each entitled to an annual cash retainer of $50,000, payable in equal quarterly installments. Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with their service.

Non-employee directors did not receive any stock awards, option awards, non-equity incentive plan compensation, or other forms of compensation during the fiscal year ended December 31, 2025.

As of December 31, 2025, no non-employee director held any outstanding stock options or unvested stock awards granted by the Company.

The Company does not maintain a formal director’s retirement plan or deferred compensation plan for its non-employee directors. Directors do not receive per-meeting fees or committee fees. The Company does not currently have a separately constituted audit committee, compensation committee, or nominating and corporate governance committee.

In the fiscal year ending December 31, 2024, the Company issued 100,000 shares for services at the rate of $2.73 per share, based on the closing market price on July 15, 2024, to directors in lieu of their services. Mr. Walser received 50,000 shares for services rendered to the Company as its director, valued at $136,500, and Mr. Aspin received 50,000 shares for services rendered to the Company as its director, valued at $136,500.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 17, 2026 (the Record Date), based on 39,994,140 shares of Common Stock issued and outstanding, information regarding beneficial ownership of our Common Stock by: (1) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (2) each officer and director of the Company; and (3) all officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC under which a person is deemed to be a beneficial owner of a security if that person has or shares voting power or investment power with respect to the security, or has the right to acquire beneficial ownership within 60 days. Except as noted below, each person has sole voting and investment power.

		Number of Shares	Percent of
Name and Address (1)	Title of Class	Beneficially Owned	Outstanding Common Shares
Officers and Directors
David Boulette	Common	23,245,947	58.12%
Phil Aspin	Common	269,672	0.67%
Daryl Walser	Common	386,908	0.97%
Terry R. Fields	Common	133,334	0.33%
Rizvan Jamal	Common	90,008	0.23%
Ali Shadman	Common	23,758	0.06%
Imran Firoz	Common	50,133	* %
Officers and Directors as a group (7 persons)	Common	24,199,760	60.51%

5% Stockholders
Hottest Media LLC (2)	Common	3,143,322	7.86%

(1)	The address for all officers and directors is The Plaza, 1800 Century Park East, Suite 600, Los Angeles, CA 90067.
(2)	The address for Hottest Media LLC is 4575 Dean Martin Drive, Las Vegas, NV 89103. Randy Jackson has voting and dispositive control over securities of the Company held by Hottest Media LLC.

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DESCRIPTION OF CAPITAL STOCK

The following description summarizes important terms of our capital stock. This summary does not purport to be complete and is qualified in its entirety by the provisions of our Existing Articles and our Bylaws, each of which is available as an exhibit to our most recent Annual Report on Form 10-K available at www.sec.gov, and applicable provisions of the NRS. Our authorized capital stock consists of 305,000,000 shares, of which 300,000,000 shares are designated as Common Stock, and 5,000,000 shares are designated as Preferred Stock. As of the Record Date, 39,994,140 shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were issued or outstanding.

The Board has the authority, without further stockholder action, to designate one or more series of Preferred Stock and to fix the voting powers, designations, preferences, and relative, participating, options, or other special rights of each series, in accordance with the Company’s Amended and Restated Articles of Incorporation.

Preferred Stock

No shares of Preferred Stock are currently issued or outstanding. If and when the Board designates and issues one or more series of Preferred Stock the voting powers, designations, preferences, and other rights of that series will be set forth in the applicable certificate of designation.

In connection with the Award described under “Item 3” of this Information Statement, the Board intends to designate a series of Series A Preferred Stock.

Series A Convertible Preferred Stock

The Company intends to designate 1,000,000 shares of Preferred Stock as Series A Convertible Preferred Stock. Each share of Series A Preferred Stock has a stated value of $0.0001 per share, subject to adjustment for stock splits, stock combinations or similar recapitalizations affecting the Series A Preferred Stock.

Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, each holder of Series A Preferred Stock is entitled to receive, before any distribution to holders of common stock, a preferential cash amount equal to the stated value of each share of Series A Preferred Stock held by such holder. If the Company’s assets are insufficient to pay all amounts payable to the holders of Series A Preferred Stock and any parity securities, such holders will share ratably in the available assets based on the amounts that would otherwise be payable to them. Any non-cash distribution will be valued at its fair market value as determined in good faith by the Company’s Board.

Except as otherwise provided in the Certificate of Designation or required by the NRS, the Series A Preferred Stock has no voting rights. However, so long as any shares of Series A Preferred Stock remain outstanding, the Company may not, without the written consent or affirmative vote of the holders of a majority of the then-outstanding shares of Series A Preferred Stock, take certain actions that would adversely affect the powers, preferences, rights, privileges or restrictions of the Series A Preferred Stock, including adverse amendments to the Certificate of Designation, the Company’s articles of incorporation or Bylaws, or the filing of any certificate of designation for another series of preferred stock that would have such an adverse effect. The Company also may not enter into any agreement to take any such action without the same majority approval.

Each holder of Series A Preferred Stock may convert any or all of such holder’s shares of Series A Preferred Stock into common stock at a conversion rate of 150 shares of common stock for each one share of Series A Preferred Stock surrendered for conversion. To convert shares, the holder must deliver a written conversion notice to the Company at its principal office. Within one business day after delivery of the conversion notice, the Company is required to issue and deliver the shares of common stock issuable upon conversion. The Company is required to pay any documentary, stamp or similar issue or transfer taxes due upon the issuance of shares of common stock upon conversion of the Series A Preferred Stock.

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The Company must reserve at all times a sufficient number of authorized shares of common stock to permit the conversion of all outstanding shares of Series A Preferred Stock. The Company and its transfer agent may treat the record holder of Series A Preferred Stock as the sole owner of such shares for all purposes.

The Series A Preferred Stock contains customary adjustment provisions for stock dividends, stock splits, combinations, reverse stock splits and reclassifications of the Company’s common stock. In those events, each share of Series A Preferred Stock will receive the same consideration it would have received had it been converted into common stock immediately before the applicable event.

Common Stock

Voting Rights

Holders of Common Stock are entitled to one vote for each share of Common Stock held at all meetings of the stockholders and written actions in lieu of meetings, including the election of directors. There is no cumulative voting.

Dividends

The dividend rights of holders of our Common Stock are subject to, and qualified by, the dividend rights of any Preferred Stock that may be issued and outstanding in the future.

Right to Receive Liquidation Distributions

Subject to any rights of the holders of any Preferred Stock that may be issued and outstanding in the future, in any event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, after payment to all creditors of the Company, the remaining assets of the Company available for distribution to its stockholders will be distributed among the holders of Common Stock on a pro-rata basis by the number of shares held by each holder.

Rights and Preferences

Holders of the Common Stock have no preemptive, conversion, or other rights, and there are no redemptive or sinking fund provisions applicable to the Common Stock.

Forum Selection Provision

The Existing Articles include a forum selection provision that requires any claims against us by stockholders involving, with limited exceptions:

●	brought in the name or right of the Company or on its behalf;
●	asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the company to the company or the company’s stockholders;
●	arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of the Existing Articles (including any preferred stock designation) or the Bylaws;
●	interpret, apply, enforce or determine the validity of the Existing Articles (including any preferred stock designation) or the Bylaws; or
●	asserting a claim governed by the internal affairs doctrine.

Any of the above actions are required to be brought in the state or federal courts located in Washoe County, Nevada. This forum selection provision may limit investors’ ability to bring claims in judicial forums that they find favorable to such disputes and may discourage lawsuits with respect to such claims. Note, this provision does not apply to any suits brought to enforce any liability or duty created by the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or to any claim for which the federal courts have exclusive jurisdiction.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement.

Security holders sharing an address and receiving a single copy may request to receive a separate Information Statement by mailing the Company at Eva Live, Inc., Attention: Investor Relations, The Plaza, 1800 Century Park East, Suite 600, Los Angeles, CA 90067, by calling 1 (310) 229-5981, or by e-mail to invest@eva.live.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain forward-looking statements with respect to the Company and its wholly owned subsidiary. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this Information Statement, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in the Company’s Annual Report for the year ended December 31, 2025 filed with the SEC on March 16, 2026, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Information Statement and in other SEC filings. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q and current reports on Form 8-K with the SEC. The SEC maintains a web site on the internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

CONCLUSION

As a matter of regulatory compliance, the Company is sending you this Information Statement that describes the purpose and effect of the Corporate Actions. Your consent to the Corporate Actions is not required and is not being solicited in connection herewith. This Information Statement is intended to provide the stockholders the information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, the Corporate Actions will not become effective until at least 20 calendar days after the first mailing of this Information Statement to our stockholders as of the close of business on the Record Date

This Information Statement is expected to be made available on or about August [*], 2026 to all stockholders of record at August 17, 2026.

By Order of the Board of Directors,

/s/ David Boulette
David Boulette, CEO

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Appendix A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

AFTER ISSUANCE OF STOCK

OF

Eva LIVE inc.

ARTICLE I

NAME

The name of the corporation shall be Eva Live Inc. (hereinafter, the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The registered office of the Corporation shall be 701 S. Carson Street, Suite 200, Carson City, NV 89701. The registered agent of the Corporation shall be VCorp Services, LLC, 701 S. Carson Street, Suite 200, Carson City, NV 89701. The Corporation may, from time to time, in the manner provided by law, change the resident agent and the registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

CAPITAL STOCK

Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is three hundred five million (305,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $0.0001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is three hundred million (300,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is five million (5,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article III.

Section 2. Common Stock.

(a) Dividend Rate. Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended from time to time (hereinafter, the “Articles”) or the Nevada Revised Statues (hereinafter, the “NRS”), the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b) Voting Rights. Except as otherwise provided by the NRS, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes.

(c) Liquidation Rights. In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation’s assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation’s assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d) No Conversion, Redemption, or Preemptive Rights. The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e) Consideration for Shares. The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 3. Preferred Stock. The board of directors is expressly authorized to issue, from time to time, in one or more series, shares of Preferred Stock and, in the resolution or resolutions providing for such issue, establish for each such series the number of shares, the designations, powers, privileges, preferences and rights, if any, of the shares of such series, and the qualifications, limitations and restrictions, if any, of such series, to the fullest extent permitted by the Nevada Revised Statutes as the same exists or may hereafter be amended. The board of directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Section 4. Non-Assessment of Stock. The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles shall not be amended in this particular. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

ARTICLE IV

DIRECTORS AND OFFICERS

Section 1. Number of Directors. The members of the governing board of the Corporation are styled as directors. The board of directors of the Corporation shall be elected in such manner as shall be provided in the bylaws of the Corporation. The board of directors shall consist of at least one (1) individual and not more than thirteen (13) individuals. The number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the Corporation.

Section 2. Removal of Directors. Subject to the rights of holders of any series of Preferred Stock to elect additional directors, any director, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least sixty-six and two-thirds precent (66.67%) of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. For purposes of this Section 3, “cause” means (i) conviction of a felony, (ii) declaration of unsound mind by a court of competent jurisdiction, (iii) gross dereliction of duty, or (iv) commission of an act involving moral turpitude that is materially injurious to the Corporation.

Section 3. Limitation of Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

Section 4. Payment of Expenses. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation or member, manager, or managing member of a predecessor limited liability company or affiliate of such limited liability company or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner, or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an officer or director is successful on the merits in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense. Notwithstanding anything to the contrary contained herein or in the bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.

Section 5. Repeal And Conflicts. Any repeal or modification of Sections 4 or 5 above approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between Sections 4 or 5 above and any other Article of the Articles, the terms and provisions of Sections 3 or 4 above shall control.

ARTICLE V

TRANSACTIONS WITH STOCKHOLDERS; ANTI-TAKEOVER PROVISIONS

Section 1. Control Share Acquisitions. The Corporation expressly elects to be governed by the provisions of NRS.§78.378 through NRS.§78.3793, inclusive, generally known as the “Control Share Acquisition Statute.” No person who acquires Control Shares (as defined in NRS.§78.3785) in a Control Share Acquisition (as defined in NRS.§78.3787) shall have voting rights with respect to such Control Shares except to the extent approved by a vote of the stockholders of the Corporation in accordance with NRS.§78.3793).

Section 2. Combinations With Interested Stockholders. The Corporation expressly elects to be governed by the provisions of NRS §78.411 through NRS §78.444, inclusive, generally known as the “Nevada Business Combination Statute.” Any combination (as defined in NRS.§78.416) between the Corporation and an interested stockholder (as defined in NRS.§78.423) shall be subject to the restrictions set forth in NRS.§78.411 through NRS.§78.444, inclusive, and shall require either (i) approval by the board of directors prior to the date the interested stockholder first acquired ten percent (10%) or more of the voting power of the Corporation, or (ii) approval by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder, or (iii) satisfaction of the fair value and other requirements set forth in NRS.§78.441 through NRS.§78.444.

ARTICLE VI

BYLAWS

The board of directors is expressly granted the exclusive power to make, amend, alter, or repeal the bylaws of the Corporation pursuant to NRS 78.120.

ARTICLE VII

CHOICE OF LAW; FORUM

The state or federal courts located in Washoe County, Nevada shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the Nevada Revised Statutes, the Articles of Incorporation, or the Bylaws of the Corporation; or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article VII. Any and all such actions shall be governed by and construed in accordance with the internal laws of the State of Nevada without reference to principles of conflicts of laws.

IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be executed in its name by its Chief Executive Officer on July _____, 2026.

/s/
David Boulette

These Amended and Restated Articles of Incorporation for Eva Live Inc. have been approved by the written consent of shareholders holding [*] shares of common stock which represents approximately [*]% of the voting power held by shareholders entitled to vote.

APPENDIX B

AMENDED AND RESTATED

BYLAWS OF EVA LIVE, INC.

ARTICLE I

OFFICES

Section 1.1. Registered Agent and Office. The registered agent of the Corporation (the “Corporation”) shall be as set forth in the Corporation’s articles of incorporation, as amended or restated (the “Articles of Incorporation”) and the registered office of the Corporation shall be the street office of that agent. The board of directors of the Corporation (the “Board of Directors”) may at any time change the Corporation’s registered agent or office by making the appropriate filing with the Nevada Secretary of State (“SOS”).

Section 1.2. Principal Office. The principal office of the Corporation shall be at such place within or without the State of Nevada as shall be fixed from time to time by the Board of Directors.

Section 1.3. Other Offices. The Corporation may also have other offices, within or without the State of Nevada, as the Board of Directors may designate, as the business of the Corporation may require, or as may be desirable.

Section 1.4. Books and Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device or method that can be converted into clearly legible paper form within a reasonable time. The Corporation shall convert any records so kept on the written request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE II

STOCKHOLDERS

Section 2.1. Place of Meeting. Meetings of the stockholders shall be held either at the principal office of the Corporation or at any other place, within or without the State of Nevada, as shall be fixed by the Board of Directors and designated in the notice of the meeting or executed waiver of notice. The Board of Directors may determine, in its discretion, that any meeting of the stockholders may be held solely by means of electronic communication in accordance with Section 2.2.

Section 2.2. Participation by Remote Communication. Stockholders not physically present at a meeting of the stockholders may participate in the meeting by remote communication, including (without limitation) electronic communication, videoconference, teleconference, or other available technology if the Corporation implements reasonable measures to:

(a) Verify the identity of each stockholder participating by remote communication.

(b) Provide the stockholders a reasonable opportunity to participate and vote, including an opportunity to communicate and read or hear the proceedings in a substantially concurrent manner with the proceedings.

Stockholders participating by remote communication shall be considered present in person at the meeting.

Section 2.3. Annual Meeting. An annual meeting of stockholders, for the purpose of electing directors and transacting any other business as may be brought before the meeting, shall be held on such date and time fixed by the Board of Directors and designated in the notice of the meeting.

Failure to hold the annual meeting of stockholders at the designated time shall not affect the validity of any action taken by the Corporation.

Section 2.4. Special Meetings. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by the board of directors acting pursuant to a resolution adopted by a majority of the total number of directors then in office, or by the Chairman of the board of directors or the Chief Executive Officer of the Corporation, and may not be called by any other person or persons, including stockholders of the Corporation. Business transacted at any special meeting of stockholders shall be limited to matters relating the purpose or purposes stated in the notice of the meeting.

Section 2.5. Stockholder Nominations.

(a) Annual Meetings of Stockholders. At any annual meeting of stockholders, only such nominations of persons for election to the Board of Directors shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations of persons for election to the Board of Directors must be made only: (i) by or at the direction of the Board of Directors, including by any committee or persons authorized to do so by the Board; or (ii) by any stockholder of the Corporation who was a stockholder of record at the time of giving the notice required by this Section, is a stockholder of record on the record date for the determination of stockholders entitled to vote at the meeting, is a stockholder of record at the time of the meeting, is entitled to vote at the meeting and complies with the notice, information and other procedures set forth in this Section. The immediately preceding clause shall be the exclusive means for a stockholder to make nominations before an annual meeting of stockholders. For nominations of persons for election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to this Section, the stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation, and the stockholder and each Stockholder Associated Person must have complied with all applicable requirements of this Section.

To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive officers of the Corporation not earlier than the close of business on the one hundred twentieth day and not later than the close of business on the ninetieth (90th) day before the first anniversary of the preceding year’s annual meeting of stockholders. If the date of the annual meeting is more than thirty days before or more than sixty (60) days after such anniversary date, or if no annual meeting was held in the preceding year, the stockholder’s notice must be so delivered or received not earlier than the close of business on the one hundred twentieth (120th) day before such annual meeting and not later than the close of business on the later of the ninetieth day before such annual meeting or the tenth (10th) day following the day on which Public Announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment, postponement, rescheduling or continuation of an annual meeting, or the Public Announcement thereof, commence a new time period, or extend any time period, for the giving of a stockholder’s notice under this Section.

Notwithstanding anything in the immediately preceding paragraph to the contrary, if the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no Public Announcement by the Corporation naming all nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days before the first anniversary of the preceding year’s annual meeting, then a stockholder’s notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to, or mailed and received at, the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such Public Announcement is first made by the Corporation.

(b) Special Meetings of Stockholders. At any special meeting of stockholders, only such business shall be conducted as shall have been specified in the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only by or at the direction of the Board of Directors or by any stockholder of the Corporation who was a stockholder of record at the time of giving the notice required by this Section, is a stockholder of record at the time of the meeting, is entitled to vote at the meeting and complies with the notice, information and other procedures set forth in this Section.

If the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, a stockholder may nominate a person or persons for election to such position or positions as are specified in the Corporation’s notice of meeting if the stockholder’s notice is delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th)day before such special meeting and not later than the close of business on the later of the ninetieth day before such special meeting or the tenth (10th) day following the day on which Public Announcement of the date of such special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting is first made by the Corporation. In no event shall any adjournment, postponement, rescheduling or continuation of a special meeting, or the Public Announcement thereof, commence a new time period, or extend any time period, for the giving of a stockholder’s notice under this Section.

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(c) Form and Content of Stockholder Notice. To be in proper written form, a stockholder’s notice to the Secretary pursuant to this Section must set forth, as to each Nominating Person, the name and address of such Nominating Person; the class or series and number of shares of capital stock or other securities of the Corporation that are, directly or indirectly, owned of record or beneficially by such Nominating Person; any Derivative Instrument directly or indirectly owned beneficially by such Nominating Person; any proxy, contract, arrangement, understanding ore relationship pursuant to which such Nominating Person has a right to vote any shares or other securities of the Corporation; any rights to dividends on the shares of the Corporation owned beneficially by such Nominating Person that are separated or separable from the underlying shares of the Corporation; any proportionate interest in shares or other securities of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership, limited liability company or similar entity in which such Nominating Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner or managing member; any performance-related fee, other than an asset-based fee, that such Nominating Person is entitled to receive based on any increase or decrease in the value of shares or other securities of the Corporation or Derivative Instruments; any significant equity interests or Derivative Instruments; any significant equity interests or Derivative Instruments in any principal competitor of the Corporation held by such Nominating Person; any direct or indirect interest of such Nominating Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation; any material pending or threatened legal proceeding in which such Nominating Person is a party or material participant involving the Corporation or any of its officers, directors or affiliates; any material relationship between such Nominating Person on the one hand, and the Corporation or any of its officers, directors or affiliates, on the other hand; any other information relating to such Nominating Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents for the nomination pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and a representation that the stockholder giving the notice is a holder of record of stock of the Corporation entitled to vote at the meeting, intends to appear in person or by proxy at the meeting to bring such nomination before the meeting and intends to remain a stockholder or record through the date of the meeting.

The notice must also set forth, as to each proposed nominee, the name, age, business address and residence address of such proposed nominee; the principal occupation or employment of such proposed nominee; the class or series and number of shares of capital stock or other securities of the Corporation that are, directly or indirectly, owned of record or beneficially by such proposed nominee; any Derivative Instrument directly or indirectly owned beneficially by such proposed nominee; a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and such proposed nominee and such proposed nominee’s respective affiliates and associates, on the other hand, including all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the Nominating Person were the “registrant” for purposes of that rule and the proposed nominee were a director or executive officer of such registrant; a completed and signed questionnaire, representation and agreement in the form provided by the Corporation; a written consent of such proposed nominee to being named as a nominee in any proxy statement and form of proxy relating to the meeting and to serving as a director if elected; a written representation and agreement that such proposed nominee is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director, will act or vote on any issue or question that has not been disclosed to the Corporation or that could limit or interfere with such proposed nominee’s ability to comply with such proposed nominee’s fiduciary duties under applicable law; a written representation and agreement that such proposed nominee is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation; a written representation and agreement that such proposed nominee, if elected, will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality, stock ownership and trading policies and guidelines of the Corporation; and all other information relating to such proposed nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents for the election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

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The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director under applicable stock exchange rules, any applicable rules or the Securities and Exchange Commission, the articles of incorporation, these amended and restated bylaws (the “Bylaws”) and any publicly disclosed corporate governance guidelines or committee charter of the Corporation, or that could be material to a reasonable stockholder’s understanding of the independence, qualifications, attributes, fitness, experience, skills, integrity or suitability of such proposed nominee. A proposed nominee shall make himself or herself available for interviews with the Board of Directors or any committee thereof upon the reasonable request of the Corporation.

(d) Additional Requirements Relating to Rule 14a-19. Without limiting the other requirements of this Section, any stockholder who provides notice pursuant to Rule 14a-19 under the Exchange Act must comply with Rule 14a-19 and must deliver to the Corporation reasonable evidence that such stockholder has met the requirements of Rule 14a-19, including the requirements of Rule 14a-19(a)(3), no later than five business days before the meeting or any earlier time as the Corporation may reasonably request after the stockholder provides notice pursuant to Rule 14a-19. If the stockholder fails to comply with Rule 14a-19, fails to provide the evidence required by this paragraph, fails to include a proposed nominee in the stockholder’s proxy materials as required by Rule 14a-19, fails to solicit proxies in support of each proposed nominee in accordance with Rule 14a-19, or provides notice pursuant to Rule 14a-19 and subsequently fails to comply with the requirements of Rule 14a-19 or notifies the Corporation that such stockholder no longer intends to solicit proxies in accordance with Rule 14a-19, then the nomination of each proposed nominee of such stockholder shall be disregarded, notwithstanding that proxies or votes in respect of such nomination may have been received by the Corporation.

Upon request by the Corporation, any stockholder that provides notice pursuant to Rule 14a-19 shall, no later than five (5) business days after such request, inform the Corporation whether such stockholder intends to solicit the holders of shares representing at least sixty-seven percent (67%) of the voting power of the shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees and shall provide a written certification that such stockholder has complied, and will comply, with the requirements of Rule 14a-19.

Any stockholder that provides notice pursuant to Rule 14a-19 shall promptly notify the Corporation if such stockholder no longer intends to solicit proxies in accordance with Rule 14a-19.

(e) Accuracy, Updates and Supplements. A stockholder providing notice pursuant to this Section shall update and supplement such notice so that the information provided or required to be provided in such notice is true and correct as of the record date for the determination of stockholders entitled to vote at the meeting and as of the date that is ten business days before the meeting or any adjournment, postponement, rescheduling or continuation thereof. Any such update or supplement shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not later than five business days after the record date, in the case of an update and supplement required to be made as of the record date, and not later than seven business days before the date of the meeting or any adjournment, postponement, rescheduling or continuation thereof, in the case of an update and supplement required to be made as of ten business days before the meeting or any adjournment, postponement, rescheduling or continuation thereof. The obligation to update and supplement shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadline under this Section or permit a stockholder who has previously submitted notice under this Section to amend or update any nomination or to submit any new nomination, including by changing or adding nominees.

(f) Determination of Compliance. Except as otherwise required by law, the chair of the meeting shall have the power and duty to determine whether any nomination proposed to be brough before the meeting was made in accordance with the procedures set forth in this Section and applicable law. If the chair of the meeting determines that any nomination was not made in accordance with this Section and applicable law, then the chair of the meeting shall so declare at the meeting and such defective nomination shall be disregarded, notwithstanding that proxies or votes in respect of such nomination may have been solicited or received by the Corporation. The Board of Directors may adopt such rules, regulations and procedures for the conduct of any meeting of stockholders as it deems appropriate and may make such determinations regarding compliance with this Section as it deems appropriate, in each case consistent with applicable law.

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A stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation to elect directors pursuant to any applicable provisions of the articles of incorporation, any certificate of designation or applicable law.

(g) Definitions. For purposes of this Section, “Derivative Instrument” means any option, warrant, convertible security, stock appreciation right, swap, hedge, profit interest or similar right, agreement, arrangement or understanding, whether or not presently exercisable or settled in shares or cash, the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Corporation, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of any shares or other securities of the Corporation.

For purposes of this Section, “Nominating Person” means the stockholder providing notice of a nomination proposed to be brought before a meeting; the beneficial owner or beneficial owners, if different, on whose behalf the nomination is proposed; any affiliate or associate of such stockholder or beneficial owner; and person acting in concert with such stockholder or beneficial owner; and any participant, as defined in Instruction 3 to Item 4 of Schedule 14A under the Exchange Act, with such stockholder or beneficial owner in the solicitation of proxies in respect of any proposed nomination.

For purposes of this Section, “Public Announcement” means disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

For purposes of this Section, “Stockholder Associated Person” means, with respect to any stockholder, any beneficial owner on whose behalf a nomination is made; any affiliate or associate of such stockholder or beneficial owner; any person acting in concert with such stockholder or beneficial owner; any person controlling, controlled by or under common control with such stockholder or beneficial owner; and any member of the immediate family of such stockholder or beneficial owner sharing the same household.

Section 2.6. Fixing the Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the record date shall be the date fixed by resolution of the Board of Directors. If no date is specified, the record date shall be the close of business on the day before the day the first notice of the meeting is given or, if notice is waived, the close of business on the day before the day the meeting is held.

A record date fixed under this Section may not be less than 10 or more than 60 days before the meeting of stockholders. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders is effective for any adjournment or postponement of the meeting unless the Board of Directors fixes a new record date for the adjourned or postponed meeting. The Board of Directors must fix a new record date if the meeting is adjourned or postponed more than 60 days after the original meeting of stockholders.

Section 2.7. Notice of Stockholders’ Meeting. Written notice stating the place (if any), date, and time of the meeting, the means of any electronic communication by which stockholders may participate in the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than 10 and not more than 60 days before the date of the meeting.

Notice to each stockholder entitled to vote at the meeting shall be given personally, by mail, or by electronic transmission if consented to by a stockholder, by or at the direction of the Secretary or the officer or person calling the meeting. If mailed, the notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the share transfer records of the Corporation, with postage thereon prepaid.

Any stockholder entitled to notice of a meeting may sign a written waiver of notice delivered to the Corporation either before or after the meeting. A stockholder’s participation or attendance at a meeting shall constitute a waiver of notice, except where the stockholder attends for the specific purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

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Section 2.8. Voting Lists. The Corporation shall prepare, as of the record date fixed for a meeting of stockholders, an alphabetical list of all stockholders entitled to vote at the meeting (or any adjournment thereof). The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting (or any adjournment thereof).

If any stockholders are participating in the meeting by remote communication, the list shall be open to examination by the stockholders for the duration of the meeting on a reasonably accessible electronic network, and the information required to access the list shall be provided to stockholders with the notice of the meeting.

Section 2.9. Quorum of Stockholders. At each meeting of stockholders for the transaction of any business, a quorum must be present to organize such meeting. The presence in person, by means of remote communication, or by proxy of a majority of the voting power constitutes a quorum for the transaction of business at a meeting of stockholders, except as otherwise required by the Articles of Incorporation, these Bylaws, or Chapter 78 of the Nevada Revised Statutes (the “Nevada Corporations Act”). If any class or series of shares is permitted or required to vote separately on any action, the presence in person or by proxy of a majority of the voting power of such class or series constitutes a quorum for the transaction of business.

The holders of a majority of the voting power represented in person, by means of remote communication, or by proxy at a meeting, even if less than a quorum, may adjourn or postpone the meeting from time to time.

Section 2.10. Conduct of Meetings. The Board of Directors, as it shall deem appropriate, may adopt by resolution rules and regulations for the conduct of meetings of the stockholders. At every meeting of the stockholders, the Chairman, or in the Chairman’s absence or inability to act, a director or officer designated by the Board of Directors, shall serve as chair of the meeting. The Secretary or, in the Secretary’s absence or inability to act, the person whom the chair of the meeting shall appoint, shall act as secretary of the meeting and keep the minutes thereof.

The chair of the meeting shall determine the order of business and, in the absence of a rule adopted by the Board of Directors, shall establish rules for the conduct of the meeting. The chair of the meeting shall announce the close of the polls for each matter voted upon at the meeting, after which no ballots, proxies, votes, changes, or revocations will be accepted. Polls for all matters before the meeting will be deemed to be closed upon final adjournment of the meeting.

Section 2.11. Voting of Stock. Each outstanding share of stock, regardless of class or series, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except as otherwise provided by these Bylaws and to the extent that the Articles of Incorporation or the certificate of designation establishing the class or series of stock provides for more or less than one vote per share or limits or denies voting rights to the holders of the shares of any class or series of stock.

Unless a different proportion is required by the Articles of Incorporation, these Bylaws, or the Nevada Corporations Act:

(a) If a quorum exists, action other than the election of directors is approved if the votes cast in favor of the action exceed the votes cast against the action.

(b) If a quorum exists of any class or series of stock that is permitted or required to vote separately on any matter, action is approved by the class or series if a majority of the voting power of a quorum of that class or series votes in favor of the action.

Stockholders are prohibited from cumulating their votes in any election of directors of the Corporation.

Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Section 2.12. Voting by Proxy. A stockholder may vote either in person or by proxy executed in writing by the stockholder or the stockholder’s attorney-in-fact. Any copy, communication by electronic transmission, or other reliable written reproduction may be substituted for the stockholder’s original written proxy for any purpose for which the original proxy could have been used if such copy, communication by electronic transmission, or other reproduction is a complete reproduction of the entire original written proxy.

No proxy shall be valid after six months from the date of its creation unless the proxy specifies its duration, which may not exceed seven years from the date of its creation. A proxy shall be revocable unless the proxy states that the proxy is irrevocable and the proxy is coupled with an interest sufficient to support an irrevocable power.

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A properly created proxy or proxies continues in full force and effect until either of the following occurs:

(a) One of the following is filed with or transmitted to the Secretary of the Corporation or another person or persons appointed by the Corporation to count the votes of the stockholders and determine the validity of proxies and ballots: (i) another instrument or transmission properly revoking the proxy; or (ii) a properly created proxy or proxies bearing a later date.

(b) The stockholder executing the original written proxy revokes the proxy by attending a stockholders’ meeting and voting its shares in person, in which case any votes cast by that stockholder’s previously designated proxy or proxies shall be disregarded by the Corporation when the votes are counted.

Section 2.13. Action by Stockholders Without a Meeting. Any action required or permitted by the Nevada Corporations Act to be taken at a meeting of stockholders may be taken without a meeting. if, before or after the action, a written consent to the action is signed by stockholders holding a majority of the voting power of the Corporation or, if different, the proportion of voting power required to take the action at a meeting of stockholders.

ARTICLE III

DIRECTORS

Section 3.1. Powers. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. Directors must be natural persons at least 18 years of age and need not be stockholders of the Corporation.

Section 3.2. Number of Directors. The number of directors shall be at least one (1) and not more than thirteen (13), provided that the number of directors may be increased or decreased from time to time by an amendment to these Bylaws. Subject to any provision in the Articles of Incorporation fixing the number of directors, the exact number of directors shall be fixed, within such range, by the Board of Directors. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

Section 3.3. Term of Office. At the first annual meeting of stockholders and at each annual meeting thereafter, the holders of shares of stock entitled to vote in the election of directors shall elect directors to hold office until the next succeeding annual meeting or until the director’s earlier death, resignation, disqualification, or removal. Despite the expiration of a director’s term, the director shall continue to serve until the director’s successor is elected and qualified.

Section 3.4. Removal. Any director, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least sixty-six and two-thirds precent (66.67%) of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors. For purposes of this Section 3.4 “cause” means (i) conviction of a felony, (ii) declaration of unsound mind by a court of competent jurisdiction, (iii) gross dereliction of duty, or (iv) commission of an act involving moral turpitude that is materially injurious to the Corporation.

If a director is elected by the holders of a class or series of shares, only the vote of the stockholders of such class or series, and not the votes of the outstanding shares as a whole, shall be required to remove the director.

Section 3.5. Resignation. A director may resign at any time by giving written notice to the Board of Directors, its chair, or to the Secretary of the Corporation. A resignation is effective when the notice is given unless a later effective date is stated in the notice. Acceptance of the resignation shall not be required to make the resignation effective. The pending vacancy may be filled before the effective date, but the successor shall not take office until the effective date.

Section 3.6. Vacancies. Subject to the rights of holders of any series of Preferred Stock, any vacancy on the board of directors resulting from death, resignation, retirement, disqualification, removal, an increase in the number of directors, or any other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the board of directors, or by the sole remaining director. Any director elected to fill a vacancy shall hold office until the next annual meeting of stockholders and until such director’s successor shall have been duly elected and qualified. Stockholders shall have no right to fill any vacancy on the board of directors.

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Section 3.7. Regular Meetings of Directors. A regular meeting of the newly-elected Board of Directors shall be held, without other notice, immediately after and at the place of the annual meeting of stockholders, provided a quorum is present. Other regular meetings of the Board of Directors may be held at such times and places, within or without the State of Nevada, as the Board of Directors may determine.

Section 3.8. Special Meetings of Directors Special meetings of the Board of Directors may be called by the entire Board of Directors, any two directors, or the President or Chief Executive Officer.

Section 3.9.

Participation by Electronic Communication. Directors not physically present at a meeting of the Board of Directors may participate in the meeting by electronic communication, videoconference, teleconference, or other available technology if the Corporation implements reasonable measures to:

(a) Verify the identity of each director participating by electronic communication.

(b) Provide the directors a reasonable opportunity to participate and vote, including an opportunity to communicate and read or hear the proceedings in a substantially concurrent manner.

Directors participating by electronic communication shall be considered present in person at the meeting.

Section 3.10. Notice of Directors’ Meetings. Regular meetings of the Board of Directors may be held without notice of the date, time, place, or purpose of the meeting. All special meetings of the Board of Directors shall be held upon not less than one days’ written notice stating the purpose or purposes of the meeting, and the date, place (if any), and time of the meeting, and the means of any electronic communication by which directors may participate in the meeting. Notice may be given to each director personally, by mail, by electronic transmission if consented to by the director, or by any other means of communication authorized by the director.

A director entitled to notice of a meeting may sign a written waiver of notice delivered to the Corporation either before or after the time of the meeting. A director’s participation or attendance at a meeting shall constitute a waiver of notice, except where the director attends for the specific purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

Section 3.11.Quorum and Action of Directors. A majority of the Board of Directors then in office shall constitute a quorum for the transaction of business. The directors at a meeting for which a quorum is not present may adjourn the meeting until a time and place as may be determined by a vote of the directors present at that meeting.

The act of the directors holding a majority of the voting power of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act requires approval by a greater proportion under the Articles of Incorporation or these Bylaws.

Section 3.12. Compensation. Directors shall not receive any stated salary for their services, but the Board of Directors may provide for a fixed sum and expenses of attendance, if any, for attendance at any meeting of the Board of Directors or committee thereof. A director shall not be precluded from serving the Corporation in any other capacity and receiving compensation for services in that capacity.

Section 3.13. Action by Directors Without a Meeting Any action required or permitted by the Nevada Corporations Act to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if, before or after the action, all of the members of the Board of Directors or committee sign a written consent describing the action and deliver it to the Corporation.

Section 3.14. Committees of the Board of Directors. The Board of Directors, by resolution adopted by a majority of the directors, may establish one or more committees, each consisting of one or more directors, to exercise the authority of the Board of Directors to the extent provided in the resolution establishing the committee and allowed under the Nevada Corporations Act.

Notwithstanding the foregoing, a committee of the Board of Directors shall not have the authority to:

(a) Fill vacancies on the Board of Directors or any committee thereof.

(b) Amend the Articles of Incorporation.

(c) Adopt, amend, or repeal these Bylaws.

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(d) Authorize the issuance of shares of the Corporation’s stock.

(e) Authorize a distribution.

(f) Approve any action that requires stockholder approval.

The designation of a committee of the Board of Directors and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

ARTICLE IV

OFFICERS

Section 4.1. Positions and Election. The officers of the Corporation shall be elected by the Board of Directors and shall be a President, a Secretary, a Treasurer, and any other officers, including assistant officers and agents, as may be deemed necessary by the Board of Directors. Any two or more offices may be held by the same person.

Officers shall be elected annually at the meeting of the Board of Directors held after each annual meeting of stockholders. Each officer shall serve until a successor is elected and qualified or until the earlier death, resignation, disqualification, or removal of that officer. Vacancies or new offices shall be filled at the next regular or special meeting of the Board of Directors. Election or appointment of an officer or agent shall not of itself create contract rights.

Section 4.2. Removal and Resignation. Any officer elected by the Board of Directors may be removed, with or without cause, at any regular or special meeting of the Board of Directors by the affirmative vote of the majority of the directors in attendance where a quorum is present. Removal shall be without prejudice to the contract rights, if any, of the officer so removed.

Any officer may resign at any time by delivering written notice to the Secretary of the Corporation. Resignation is effective when the notice is delivered unless the notice provides a later effective date. Any vacancies may be filled in accordance with Section 4.1 of these Bylaws.

Section 4.3. Powers and Duties of Officers. The powers and duties of the officers of the Corporation shall be as provided from time to time by resolution of the Board of Directors or by direction of an officer authorized by the Board of Directors to prescribe the duties of other officers. In the absence of such resolution, the respective officers shall have the powers and shall discharge the duties customarily and usually held and performed by like officers of corporations similar in organization and business purposes to the Corporation, subject to the control of the Board of Directors.

ARTICLE V

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS

Section 5.1. Indemnification in Actions By Third Parties. The Corporation may, to the extent permitted by the Nevada Corporations Act, indemnify any person who is or was a director, officer, employee, or agent of the Corporation or is or was serving at the Corporation’s request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other entity (each such person, an “Indemnitee”) against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection with any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than a proceeding by or in the right of the Corporation, to which the Indemnitee is, was, or is threatened to be made a party by reason of being an Indemnitee, if the Indemnitee either:

(a) Did not breach, through intentional misconduct, fraud, or a knowing violation of law, the Indemnitee’s fiduciary duties as a director or officer to act in good faith and in the interests of the Corporation.

(b) Acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful.

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Section 5.2. Indemnification in Actions By or On Behalf of the Corporation. The Corporation may, to the extent permitted by the Nevada Corporations Act, indemnify any Indemnitee against expenses, including attorneys’ fees and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection with any threatened, pending, or completed suit or action by or in the right of the Corporation to which the Indemnitee is, was, or is threatened to be made a party by reason of being an Indemnitee, if the Indemnitee either:

(a) Did not breach, through intentional misconduct, fraud, or a knowing violation of law, the Indemnitee’s fiduciary duties as a director or officer to act in good faith and in the interests of the Corporation.

(b) Acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation.

Section 5.3. Indemnification Against Expenses. The Corporation shall, to the extent permitted by the Nevada Corporations Act, indemnify any Indemnitee who was successful, on the merits or otherwise, in the defense of any action, suit, proceeding, or claim described in Sections 5.1 and 5.2, against expenses (including attorneys’ fees) actually and reasonably incurred by the Indemnitee in connection with the defense.

Section 5.4. Non-Exclusivity of Indemnification Rights. The rights of indemnification set out in this Article V shall be in addition to and not exclusive of any other rights to which any Indemnitee may be entitled under the Articles of Incorporation, Bylaws, any other agreement with the Corporation, any action taken by the directors or stockholders of the Corporation, or otherwise. The indemnification provided under this Article V shall inure to the benefit of the heirs, executors, and administrators of an Indemnitee.

ARTICLE VI

SHARE CERTIFICATES AND TRANSFER

Section 6.1. Certificates Representing Shares. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series of stock shall be uncertificated shares. The Corporation shall, within a reasonable time after the issuance or transfer of any uncertificated shares, send to the registered owner of the shares a written notice containing the information required to be set forth or stated on certificates pursuant to the Nevada Corporations Act. Shares represented by certificates shall be signed by officers or agents designated by the Corporation for such purpose and shall state:

(a) The name of the Corporation and that it is organized under the laws of Nevada.

(b) The name of the person to whom the certificate is issued.

(c) The number of shares represented by the certificate.

(d) Any restrictions on the transfer of the shares, such statement to be conspicuous.

No share shall be issued until the consideration therefor, fixed as provided by law, has been fully paid.

Section 6.2. Transfers of Shares. Shares of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of shares of the Corporation shall be made on the books of the Corporation only by the holder of record thereof or by such person’s attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of shares shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

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Section 6.3. Registered Stockholders. The Corporation may treat the holder of record of any shares issued by the Corporation as the holder in fact thereof, for purposes of voting those shares, receiving distributions thereon or notices in respect thereof, transferring those shares, exercising rights of dissent with respect to those shares, exercising or waiving any preemptive right with respect to those shares, entering into agreements with respect to those shares in accordance with the laws of the State of Nevada, or giving proxies with respect to those shares.

Neither the Corporation nor any of its officers, directors, employees, or agents shall be liable for regarding that person as the owner of those shares at that time for those purposes, regardless of whether that person possesses a certificate for those shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express notice thereof, except as otherwise provided by law.

Section 6.4. Lost, Stolen, or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing the issue of a new certificate or certificates, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of the allegedly lost, stolen, or destroyed certificate, or the owner’s legal representative, to give the Corporation a bond or other security sufficient to indemnify it against any claim that may be made against the Corporation or other obligees with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or certificates.

ARTICLE VII

DISTRIBUTIONS

Section 7.1. Declaration. The Board of Directors may authorize, and the Corporation may make, distributions to its stockholders in cash or property (other than shares of the Corporation), or a pro rata issuance of shares of the Corporation without consideration pursuant to NRS 78.215(3), to the extent permitted by the Articles of Incorporation and the Nevada Corporations Act.

Section 7.2. Fixing Record Dates for Distributions and Shares Issues Pursuant to NRS 78.215(3). For the purpose of determining stockholders entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or an issuance of shares pursuant to NRS 78.215(3), the Board of Directors may, at the time of declaring the distribution or issuance, set a date no more than 60 days prior to the date of the distribution or issuance. If no record date is fixed for such distribution or issuance, the record date shall be the date on which the resolution of the Board of Directors authorizing the distribution or issuance is adopted.

ARTICLE VIII

MISCELLANEOUS

Section 8.1. Checks, Drafts, Etc. All checks, drafts, or other instruments for payment of money or notes of the Corporation shall be signed by an officer or officers or any other person or persons as shall be determined from time to time by resolution of the Board of Directors.

Section 8.2. Fiscal Year. The fiscal year of the Corporation shall be as determined by the Board of Directors.

Section 8.3. Conflict with Applicable Law or Articles of Incorporation. Unless the context requires otherwise, the general provisions, rules of construction, and definitions of the Nevada Corporations Act shall govern the construction of these Bylaws. These Bylaws are adopted subject to any applicable law and the Articles of Incorporation. Whenever these Bylaws may conflict with any applicable law or the Articles of Incorporation, such conflict shall be resolved in favor of such law or the Articles of Incorporation.

Section 8.4. Invalid Provisions. If any one or more of the provisions of these Bylaws, or the applicability of any provision to a specific situation, shall be held invalid or unenforceable, the provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of these Bylaws and all other applications of any provision shall not be affected thereby.

ARTICLE IX

AMENDMENT OF BYLAWS

The Board of Directors shall have the exclusive power to amend or repeal these Bylaws, or to adopt new Bylaws.

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APPENDIX C

FORM OF CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES A CONVERTIBLE PREFERRED STOCK

The undersigned, Chief Executive Officer and President of EVA LIVE INC., a Nevada corporation (the “Corporation”), DOES HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors of the Corporation on August 17, 2026;

WHEREAS, the Board of Directors is authorized within the limitations and restrictions stated in the Articles of Incorporation of the Corporation, as amended, to provide by resolution or resolutions for the issuance of Five Million (5,000,000) shares of Preferred Stock, par value $0.0001 per share, of the Corporation, in such series and with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as the Corporation’s Board of Directors shall fix by resolution or resolutions providing for the issuance thereof duly adopted by the Board of Directors; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of Preferred Stock and the number of shares constituting such series;

NOW, THEREFORE, BE IT RESOLVED:

Section 1. Designation and Authorized Shares. The Corporation shall be authorized to issue One Million (1,000,000) shares of Series A Preferred Stock, par value $ 0.0001 per share (the “Series A Preferred Stock”).

Section 2. Stated Value. Each share of Series A Preferred Stock shall have a stated value of $ 0.0001 per share (as subject to adjustment in the case of any stock splits, stock combination or similar recapitalization affecting the Series A Preferred Stock as set forth herein) (the “Stated Value”).

Section 3. Liquidation.

(a) Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of Series A Preferred Stock shall be entitled to receive, for each share thereof, out of assets of the Corporation legally available therefor, a preferential amount in cash equal to (and not more than) the Stated Value. All preferential amounts to be paid to the holders of Series A Preferred Stock in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holders of Series A Preferred Stock should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Corporation’s Common Stock. If upon any such distribution the assets of the Corporation shall be insufficient to pay the holders of the outstanding shares of Series A Preferred Stock (or the holders of any class or series of capital stock ranking on a parity with the Series A Preferred Stock as to distributions in the event of a liquidation, dissolution or winding up of the Corporation) the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full.

(b) Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

Section 4. Voting.  Except as otherwise provided herein or as otherwise required by the Nevada Revised Statutes (the “NRS”), the Series A Preferred Stock shall have no voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of the Series A Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Articles of Incorporation or bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, in each case if any such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Articles of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, or (ii) enter into any agreement with respect to any of the foregoing. Any vote required or permitted hereunder or required by applicable law may be taken at a meeting of the Holders or through an action by written consent in lieu of such meeting in accordance with the applicable provisions of the NRS.

Section 5. Conversion.

(a) Conversion Right. Each holder of Series A Preferred Stock may, from time to time, convert any or all of such holder’s shares of Series A Preferred Stock into fully paid and non-assessable shares of Common Stock in an amount equal to such number of shares which is equal to one hundred and fifty (150) for each one (1) share of Series A Preferred Stock surrendered.

(b) Conversion Procedure. In order to exercise the conversion privilege under this Section 5, the holder of any shares of Series A Preferred Stock to be converted shall give written notice to the Corporation at its principal office that such holder elects to convert such shares of Series A Preferred Stock or a specified portion thereof into shares of Common Stock as set forth in such notice (the “Conversion Notice”, and such date of delivery of the Conversion Notice to the Corporation, the “Conversion Notice Delivery Date”). Within one (1) business days following the Conversion Notice Delivery Date, the Corporation shall issue and deliver a certificate or certificates representing the number of shares of Common Stock determined pursuant to this Section 5 (the “Share Delivery Date”). In case of conversion under this Section 5 of only a part of the shares of Series A Preferred Stock represented by a certificate surrendered to the Corporation, the Corporation shall issue and deliver a new certificate for the number of shares of Series A Preferred Stock which have not been converted, upon receipt of the original certificate or certificates representing shares of Series A Preferred Stock so converted. Until such time as the certificate or certificates representing shares of Series A Preferred Stock which have been converted are surrendered to the Corporation and a certificate or certificates representing the Common Stock into which such shares of Series A Preferred Stock have been converted have been issued and delivered, the certificate or certificates representing the shares of Series A Preferred Stock which have been converted shall represent the shares of Common Stock into which such shares of Series A Preferred Stock have been converted. The Corporation shall pay all documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock issuable upon conversion of the Series A Preferred Stock.

Section 6. Other Provisions.

(a) Reservation of Common Stock. The Corporation shall at all times reserve from its authorized Common Stock a sufficient number of shares to provide for conversion of all Series A Preferred Stock from time to time outstanding.

(b) Record Holders. The Corporation and its transfer agent, if any, for the Series A Preferred Stock may deem and treat the record holder of any shares of Series A Preferred Stock as reflected on the books and records of the Corporation as the sole true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to the contrary.

Section 7. Restriction and Limitations. Except as expressly provided herein or as required by law so long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent of the holders of at least a majority of the then outstanding shares of the Series A Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series A Preferred Stock.

Section 8. Certain Adjustments. If the Corporation, at any time while the Series A Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to the conversion of the Series A Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, each share of Series A Preferred Stock shall receive such consideration as if such number of shares of Series A Preferred had been, immediately prior to such foregoing dividend, distribution, subdivision, combination or reclassification, the holder of the number of shares of Common Stock into which it could convert at such time. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this [    ] day of [   ] 2026.

By:
Name:	David Boulette
Title:	President and Chief Executive Officer

APPENDIX D

EVA Live, Inc.

Executive Employment Agreement

This Executive Employment Agreement (the “Agreement”) is made and entered into as of August 17, 2026 (the “Effective Date”), by and between David Boulette (the “Executive”) and EVA Live, Inc., a Nevada corporation (the “Company”).

WHEREAS, the Company and the Executive entered into an employment agreement dated May 31, 2025 (“2025 Employment Agreement”), which each party wishes to terminate in order to enter into this new employment agreement;

WHEREAS, the Company desires to employ the Executive on the terms and conditions set forth herein; and

WHEREAS, the Executive desires to be employed by the Company on such terms and conditions.

NOW, THEREFORE, in consideration of the mutual covenants, promises, and obligations set forth herein, the parties agree as follows:

1. Term.

1.1 2025 Employment Agreement. The Company and the Executive mutually agree to terminate the 2025 Employment Agreement as of the Effective Date.

1.2 Subject to Section 5 of this Agreement, the Executive’s initial term of employment hereunder shall be from the Effective Date through the fifth (5th) anniversary of the Effective Date (the “Initial Term”), unless terminated earlier pursuant to Section 5 of this Agreement. Upon expiration of the Initial Term, the Agreement shall automatically renew for successive periods of one (1) year (each, a “Renewal Term”), unless either party provides written notice to the other party of its intention not to renew the Agreement at least ninety (90) days prior to the end of the Initial Term or the then-applicable Renewal Term, as applicable. The Initial Term together with any Renewal Terms is hereinafter referred to as the “Employment Term.”

2. Position and Duties.

2.1 Position. During the Employment Term, the Executive shall serve as the Chief Executive Officer of the Company, reporting to the Company’s Board of Directors (the “Board”). In such position, the Executive shall have such duties, authority, and responsibilities customarily associated with the position of chief executive officer of a public company, together with such other executive duties as may be reasonably assigned by the Board, including general executive authority over the Company’s day-to-day operations, strategy, management team, capital markets activities, investor relations, financing initiatives, business development, and corporate growth plans, subject to Board oversight, applicable law, securities exchange rules, and the Company’s governing documents.

2.2 Duties. During the Employment Term, the Executive shall devote substantially all of the Executive’s business time and attention to the performance of the Executive’s duties hereunder and will not engage in any other business, profession, or occupation for compensation or otherwise which would conflict or interfere with the performance of such services either directly or indirectly without the prior written consent of the Board and/or the Compensation Committee of the Board (the “Compensation Committee”), as applicable.

3. Place of Performance. The principal place of Executive’s employment shall be the Executive’s home office located in Clark County, Nevada or other authorized remote work location; provided that the Executive may be required to travel on Company business during the Employment Term, including to the Company’s principal executive office currently located in Los Angeles, California. While working remotely, the Executive agrees to maintain a safe and secure work environment.

4. Compensation.

4.1 Base Salary. The Company shall pay the Executive an annual rate of base salary of $800,000 in periodic installments in accordance with the Company’s customary payroll practices and applicable wage payment laws, but no less frequently than monthly. The Executive’s annual base salary, as in effect from time to time, is hereinafter referred to as “Base Salary.” The Executive’s Base Salary shall increase automatically by approximately ten percent (10%) on each anniversary of the Effective Date (each such period, a “Year”) during the Employment Term, resulting in the following schedule:

(a)	Year 1: $800,000;
(b)	Year 2: $880,000;
(c)	Year 3: $968,000;
(d)	Year 4: $1,064,800; and
(e)	Year 5: $1,171,280.

4.2 Annual Bonus.

(a) For each fiscal year of the Employment Term, the Executive shall be eligible to receive an annual bonus (the “Annual Bonus”), as well as such other performance bonuses, additional equity grants, and other incentive compensation as may be approved by the Board and/or the Compensation Committee, as applicable, from time to time. The decision to provide any Annual Bonus or other incentive compensation, and the amount and terms thereof, shall be in the sole and absolute discretion of the Board and/or the Compensation Committee, as applicable, subject to applicable performance criteria and the terms of any applicable plan or written award agreement.

(b) Except as otherwise provided in Section 5, in order to be eligible to receive an Annual Bonus, the Executive must be employed by the Company on the last day of the applicable Year.

4.3 Equity Awards.

(a) Subject to approval by the Compensation Committee, approval by the Company’s stockholders, and applicable law, the Executive shall earn awards of Series A Preferred Stock of the Company (the “Series A Preferred Stock”) as set forth below, with each share of Series A Preferred Stock convertible into 150 shares of common stock of the Company, $0.0001 per share (“Common Stock”):

(i) 200,000 shares of Series A Preferred Stock for Year 1, which shall be earned upon successful uplisting of the Common Stock to a national securities exchange (the “Uplisting”). The parties agree that the Uplisting was completed on January 28, 2026, when the Company began trading on The Nasdaq Stock Market, LLC (“Nasdaq”). Upon the Effective Date, the Company shall take commercially reasonable measures to cause the award of such shares to become effective, subject to the conditions in Section 4.3(b).

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(ii) 200,000 shares of Series A Preferred Stock for Year 2, which shall be earned upon completion of an acquisition or project (as further defined herein, the “Year 2 Project”) and an increase in the Company’s annual sales of at least $15,000,000 in the most recently completed fiscal year, as reported in the financial statements of the Company included within the Company’s public reports and other filings with the Securities and Exchange Commission or that have otherwise been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (the “Financial Statements”).

(iii) 200,000 shares of Series A Preferred Stock for each of Years 3, 4, and 5, which shall be earned upon the Company achieving at least 30% year-over-year sales growth in the applicable most recently completed fiscal year, as reported in the Financial Statements.

(b) The Series A Preferred Stock shall have the number of shares, rights, preferences, and privileges set forth in a Certificate of Designation to be filed by the Company (the “Series A COD”). Each award described in this Section 4.3 shall vest immediately upon the Compensation Committee’s determination that the applicable performance milestone has been achieved. Once vested and issued, such shares shall not be subject to forfeiture or repurchase, except as required by applicable securities laws. Notwithstanding the foregoing, no shares of Series A Preferred Stock earnable under this Section 4.3 (including the shares earnable for Year 1) may be vested or issued unless and until (i) the Company’s stockholders have approved the issuance of such shares to the extent such approval is required by applicable law, the rules of any national securities exchange on which the Company’s securities are listed, or the Company’s governing documents, (ii) the Series A COD has been filed with and accepted by the Secretary of State of the State of Nevada and (iii) no less than twenty (20) calendar days have elapsed following the Company’s filing with the Securities and Exchange Commission and mailing to its stockholders of a definitive information statement on Schedule 14C (or other applicable disclosure document) relating to, among other things, the Series A Preferred Stock awards described in this Section 4.3.

(c) For purposes of this Agreement, “Year 2 Project” shall mean the occurrence, during Year 2, of either of the following: (i) the closing of one or more acquisitions by the Company or its affiliates (whether structured as a merger, stock purchase, asset purchase, or other business combination) involving an aggregate purchase price, enterprise value, or other transaction consideration of at least $5,000,000; or (ii) the completion and commercial launch (meaning general commercial availability to customers, as distinguished from a beta, pilot, or limited release) of a major new product or platform developed by the Company or its affiliates that the Compensation Committee reasonably determines, in good faith, has generated or is projected to generate at least $5,000,000 of incremental annualized revenue within the twelve (12) months following commercial launch.

4.4 Fringe Benefits and Perquisites. During the Employment Term, the Executive shall be entitled to fringe benefits and perquisites consistent with those provided to similarly situated executives of the Company.

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4.5 Employee Benefits. During the Employment Term, the Executive shall be entitled to participate in all employee benefit plans, practices, and programs maintained by the Company, as in effect from time to time (collectively, the “Employee Benefit Plans”), on a basis which is no less favorable than is provided to other similarly situated executives of the Company, to the extent consistent with applicable law and the terms of the applicable Employee Benefit Plans. The Company reserves the right to amend or terminate any Employee Benefit Plans at any time in its sole discretion, subject to the terms of such Employee Benefit Plan and applicable law.

4.6 Vacation; Paid Time Off. During the Employment Term, the Executive shall be entitled to paid vacation in accordance with the Company’s vacation policies, as in effect from time to time. The Executive shall receive other paid time off in accordance with the Company’s policies for executive officers as such policies may exist from time to time and as required by applicable law.

4.7 Business Expenses. The Executive shall be entitled to reimbursement for all reasonable and necessary out-of-pocket business and travel expenses incurred by the Executive in connection with the performance of the Executive’s duties hereunder in accordance with the Company’s expense reimbursement policies and procedures.

4.8 Indemnification. The Company shall indemnify and hold the Executive harmless to the maximum extent permitted under applicable law and the Company’s bylaws, as in effect from time to time, for acts and omissions in the Executive’s capacity as an officer, director, or employee of the Company. The Company shall cover the Executive under a directors’ and officers’ liability insurance policy both during and, while potential liability exists, after the Employment Term, in the same amount and to the same extent, if any, as the Company covers its other similarly situated executive officers and directors.

4.9 Clawback Provisions. Any amounts payable under this Agreement are subject to any policy (whether in existence as of the Effective Date or later adopted) established by the Company providing for clawback or recovery of amounts that were paid to the Executive, including any clawback policy adopted to comply with Section 10D of the Securities Exchange Act of 1934, as amended, and the listing standards of Nasdaq, or any other national securities exchange on which the Company’s securities are listed. The Company will make any determination for clawback or recovery in its sole discretion and in accordance with any applicable law or regulation.

4.10 Section 280G. In the event that any payment or benefit received or to be received by the Executive in connection with a change in control of the Company (whether under this Agreement or otherwise) would constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), and would be subject to the excise tax imposed under Section 4999 of the Code, then such payments and benefits shall be reduced to the extent, but only to the extent, necessary so that no portion thereof is subject to the excise tax under Section 4999 of the Code, but only if, by reason of such reduction, the net after-tax benefit received by the Executive exceeds the net after-tax benefit the Executive would receive if no such reduction were made. Any such reduction shall be made in the manner and order that maximizes the after-tax value of such payments and benefits to the Executive, as reasonably determined by the Company in consultation with its outside tax or compensation advisors.

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5. Termination of Employment. The Employment Term and the Executive’s employment hereunder may be terminated by either the Company or the Executive at any time and for any reason or for no particular reason; provided that, unless otherwise provided herein, either party shall be required to give the other party at least ninety (90) days advance written notice of any termination of the Executive’s employment. Upon termination of the Executive’s employment during the Employment Term, the Executive shall be entitled to the compensation and benefits described in this Section 5 and shall have no further rights to any compensation or any other benefits from the Company or any of its affiliates.

5.1 Expiration of the Term, For Cause, or Without Good Reason.

(a) The Executive’s employment hereunder may be terminated upon expiration of the Employment Term without renewal in accordance with Section 1, by the Company for Cause, or by the Executive without Good Reason, and the Executive shall be entitled to receive:

(i) any accrued but unpaid Base Salary and accrued but unused vacation, which shall be paid on the date of the Executive’s termination in accordance with the Company’s customary payroll procedures;

(ii) any earned but unpaid Annual Bonus with respect to any completed Year immediately preceding the date of the Executive’s termination, which shall be paid on the date of the Executive’s termination, except to the extent payment is otherwise deferred pursuant to any applicable deferred compensation arrangement; provided that, if the Executive’s employment is terminated by the Company for Cause or the Executive resigns without Good Reason, then any such earned but unpaid Annual Bonus shall be forfeited;

(iii) reimbursement for unreimbursed business expenses properly incurred by the Executive, which shall be subject to and paid on the date of the Executive’s termination in accordance with the Company’s expense reimbursement policy; and

(iv) such employee benefits (including equity compensation), if any, to which the Executive may be entitled under the Company’s employee benefit plans as of the date of the Executive’s termination; provided that, in no event shall the Executive be entitled to any payments in the nature of severance or termination payments except as specifically provided herein.

Items 5.1(a)(i) through 5.1(a)(iv) are referred to herein collectively as the “Accrued Amounts.”

(b) For purposes of this Agreement, “Cause” shall mean:

(i) the Executive’s willful failure to perform the Executive’s duties (other than any such failure resulting from incapacity due to physical or mental illness);

(ii) the Executive’s willful failure to comply with any valid and legal directive of the Board and its duly authorized committees;

(iii) the Executive’s willful engagement in dishonesty, illegal conduct, or gross misconduct, which is, in each case, injurious to the Company or its affiliates;

(iv) the Executive’s embezzlement, misappropriation, or fraud, whether or not related to the Executive’s employment with the Company;

(v) the Executive’s conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude;

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(vi) the Executive’s material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct;

(vii) the Executive’s material breach of any material obligation under this Agreement or any other written agreement between the Executive and the Company; or

(viii) the Executive’s engagement in conduct that brings or is reasonably likely to bring the Company negative publicity or into public disgrace, embarrassment, or disrepute.

For purposes of this provision, none of the Executive’s acts or failures to act shall be considered “willful” unless the Executive acts, or fails to act, in bad faith or without reasonable belief that the action or failure to act was in the best interests of the Company. The Executive’s actions, or failures to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the advice of counsel for the Company shall be conclusively presumed to be in good faith and in the best interests of the Company.

Except for a failure, breach, or refusal which, by its nature, cannot reasonably be expected to be cured, the Executive shall have ten (10) business days from the delivery of written notice by the Company within which to cure any acts constituting Cause.

(c) For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following, in each case during the Employment Term without the Executive’s prior written consent:

(i) a material reduction in the Executive’s Base Salary, other than a general reduction in Base Salary that affects all similarly situated executives in substantially the same proportions;

(ii) a relocation of the Executive’s principal place of employment by more than fifty (50) miles;

(iii) any material breach by the Company of any material provision of this Agreement or any material provision of any other agreement between the Executive and the Company;

(iv) the Company’s failure to obtain an agreement from any successor to the Company to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no succession had taken place, except where such assumption occurs by operation of law;

(v) a material, adverse change in the Executive’s title, authority, duties, or responsibilities (other than temporarily while the Executive is physically or mentally incapacitated or as required by applicable law); or

(vi) a material adverse change in the reporting structure applicable to the Executive.

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To terminate the Executive’s employment for Good Reason, the Executive must provide written notice to the Company of the existence of the circumstances providing grounds for termination for Good Reason within thirty (30) days of the initial existence of such grounds and the Company must have at least thirty (30) days from the date on which such notice is provided to cure such circumstances. If the Executive does not terminate the Executive’s employment for Good Reason within ninety (90) days after the first occurrence of the applicable grounds, then the Executive will be deemed to have waived the Executive’s right to terminate for Good Reason with respect to such grounds.

5.2 Without Cause or for Good Reason. The Employment Term and the Executive’s employment hereunder may be terminated by the Executive for Good Reason or by the Company without Cause. In the event of such termination, the Executive shall be entitled to receive the Accrued Amounts and, subject to the Executive’s compliance with Section 6 of this Agreement and the Executive’s execution, within twenty-one (21) days following receipt, of a release of claims in favor of the Company, its affiliates and their respective officers and directors in substantially the form attached hereto as Exhibit A (the “Release”) (such twenty-one (21)-day period, the “Release Execution Period”), and the Release becoming effective according to its terms, the Executive shall be entitled to receive the following:

(a) a lump sum payment of $5,000,000, which shall be paid within sixty (60) days following the date of the Executive’s termination; provided that, if the Release Execution Period begins in one taxable year and ends in another taxable year, payment shall not be made until the beginning of the second taxable year;

(b) a payment equal to the product of (i) the Annual Bonus, if any, that the Executive otherwise would have earned for the Year that includes the date of the Executive’s termination had no termination occurred, based on achievement of the applicable performance goals for such Year, and (ii) a fraction, the numerator of which is the number of days the Executive was employed by the Company during the Year of termination and the denominator of which is the number of days in such Year (the “Pro Rata Bonus”). This amount shall be paid on the date that annual bonuses are paid to similarly situated executives, but in no event later than two-and-a-half (2 ½) months following the end of the calendar year that includes the date of the Executive’s termination;

(c) If the Executive timely and properly elects health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company shall reimburse the Executive for the monthly COBRA premium paid by the Executive for the Executive and the Executive’s dependents. Such reimbursement shall be paid to the Executive on the fifth (5th) day of the month immediately following the month in which the Executive timely remits the premium payment. The Executive shall be eligible to receive such reimbursement until the earliest of: (i) the six (6)-month anniversary of the date of the Executive’s termination; (ii) the date the Executive is no longer eligible to receive COBRA continuation coverage; and (iii) the date on which the Executive becomes eligible to receive substantially similar coverage from another employer or other source. Notwithstanding the foregoing, if the Company’s making payments under this Section 5.2(c) would violate the nondiscrimination rules applicable to non-grandfathered, insured group health plans under the Affordable Care Act (the “ACA”), or result in the imposition of penalties under the ACA and the related regulations and guidance promulgated thereunder, the parties agree to reform this Section 5.2(c) in a manner as is necessary to comply with the ACA.

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(d) Notwithstanding the terms of any equity plan under which equity awards are granted to the Executive or any applicable award agreements:

(i) all outstanding equity-based compensation awards that do not vest based on the attainment of performance goals shall become fully vested and the restrictions thereon shall lapse; provided that, any delays in the settlement or payment of such awards that are set forth in the applicable award agreement and that are required under Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended (the “Code”) shall remain in effect; and

(ii) all outstanding equity-based compensation awards that vest based on the attainment of performance goals, including the Series A Preferred Stock awards described above, shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied.

5.3 Death or Disability.

(a) The Executive’s employment hereunder shall terminate automatically upon the Executive’s death during the Employment Term, and the Company may terminate the Executive’s employment on account of the Executive’s Disability.

(b) If the Executive’s employment is terminated during the Employment Term on account of the Executive’s death or Disability, the Executive (or the Executive’s estate and/or beneficiaries, as the case may be) shall be entitled to receive the following:

(i) the Accrued Amounts; and

(ii) a lump sum payment equal to the Pro Rata Bonus, if any, that the Executive would have earned for the calendar year that includes the date of the Executive’s termination based on the achievement of applicable performance goals for such year, which shall be payable on the date that annual bonuses are paid to the Company’s similarly situated executives, but in no event later than two-and-a-half (2 ½) months following the end of the calendar year that includes the date of the Executive’s termination.

(c) Notwithstanding any other provision contained herein, all payments made in connection with the Executive’s Disability shall be provided in a manner which is consistent with federal and state law. For purposes of this Agreement, “Disability” shall mean the Executive’s inability, due to physical or mental incapacity, to perform the essential functions of the Executive’s job, with or without reasonable accommodation, for one hundred eighty (180) days out of any three hundred sixty-five (365) day period. Any question as to the existence of the Executive’s Disability as to which the Executive and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Executive and the Company. The determination of Disability made in writing to the Company and the Executive shall be final and conclusive for all purposes of this Agreement.

5.4 Notice of Termination. Any termination of the Executive’s employment hereunder by the Company or by the Executive during the Employment Term (other than termination pursuant to Section 5.3(a) on account of the Executive’s death) shall be communicated by written notice of termination (“Notice of Termination”) to the other party hereto in accordance with Section 16. The Notice of Termination shall specify:

(a) the termination provision of this Agreement relied upon;

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(b) to the extent applicable, the facts and circumstances claimed to provide a basis for termination of the Executive’s employment under the provision so indicated; and

(c) the applicable date of termination, which shall be no less than thirty (30) days following the date on which the Notice of Termination is delivered if the Company terminates the Executive’s employment without Cause, or no less than thirty (30) days following the date on which the Notice of Termination is delivered if the Executive terminates the Executive’s employment with or without Good Reason; provided that, the Company shall have the option to provide the Executive with a lump sum payment in lieu of such notice.

5.5 Resignation of All Other Positions. Upon termination of the Executive’s employment hereunder for any reason, the Executive shall be deemed to have resigned from all positions that the Executive holds as an officer or member of the Board (or a committee thereof) of the Company or any of its affiliates.

6. Confidential Information and Restrictive Covenants. As a condition of the Executive’s employment with the Company, the Executive agrees to be bound by the confidentiality, non-competition, non-solicitation, and non-disparagement covenants set forth in this Section 6, which the Executive acknowledges are reasonable and necessary to protect the legitimate business interests of the Company.

6.1 Confidential Information. During the Employment Term and thereafter, the Executive shall not, except in the performance of the Executive’s duties hereunder, disclose to any person or use for the Executive’s own benefit or the benefit of any third party any Confidential Information, except (a) as required in the performance of the Executive’s duties to the Company, (b) as required by applicable law or an order of a court or governmental agency, or (c) as authorized in writing by the Company. As used in this Agreement, “Confidential Information” means any non-public information relating to the business, operations, finances, strategies, customers, products, technology, or personnel of the Company or its affiliates that the Executive acquires during the Employment Term, but excludes information that is or becomes generally available to the public through no fault of the Executive.

6.2 Government Agencies and Whistleblower Protections. Nothing in this Agreement prohibits or restricts the Executive from filing a charge or complaint with, communicating with, or participating in any investigation or proceeding conducted by the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the National Labor Relations Board, or any other federal, state, or local governmental agency or commission, or from receiving any monetary award for information provided to any such governmental agency, and the Executive is not required to notify the Company of any such communication or disclosure.

6.3 Defend Trade Secrets Act Notice. Pursuant to the Defend Trade Secrets Act of 2016, the Executive is notified that the Executive shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (a) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law, or (b) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Nothing in this Agreement is intended to conflict with the Defend Trade Secrets Act of 2016 or to create liability for disclosures expressly allowed by that statute.

6.4 Non-Competition. During the Employment Term (the “Restricted Period”), the Executive shall not, directly or indirectly, whether as owner, partner, investor, consultant, agent, employee, officer, or director, engage or invest in, own, manage, operate, or control, or participate in the ownership, management, operation, or control of, any business that is competitive with the business conducted by the Company or its affiliates, in any geographic area in which the Company conducts or seeks to conduct business during the Employment Term; provided that the Executive may own, solely as an investment, securities of any publicly traded entity so long as the Executive is not part of any control group of such entity and holds less than five percent (5%) of its outstanding voting securities.

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6.5 Non-Solicitation of Employees. During the Restricted Period, the Executive shall not, directly or indirectly, solicit or induce, or attempt to solicit or induce, any employee of the Company or its affiliates to terminate his or her employment with the Company or its affiliates.

6.6 Non-Solicitation of Customers. During the Restricted Period, the Executive shall not, directly or indirectly, solicit or induce, or attempt to solicit or induce, any customer, client, supplier, or other business relation of the Company or its affiliates to cease or reduce its business relationship with the Company or its affiliates.

6.7 Non-Disparagement. During the Employment Term and thereafter, the Executive shall not make any statement, whether written or oral, that disparages or is reasonably likely to damage the business or reputation of the Company or its affiliates, and the Company shall instruct its directors and executive officers not to make any statement that disparages or is reasonably likely to damage the reputation of the Executive; provided that nothing in this Section 6.7 shall restrict either party from providing truthful testimony pursuant to a valid subpoena, court order, or other legal process, or from making any statement protected under Section 6.2.

6.8 Enforceability. The restrictions set forth in Sections 6.4 through 6.7 shall apply only to the extent enforceable under applicable law. If any such restriction is determined by a court of competent jurisdiction to be unenforceable due to its duration, geographic scope, or subject matter, the parties intend that such restriction be modified and enforced to the maximum extent permitted under applicable law.

7. Arbitration. In the event of any dispute, controversy, or claim arising out of or related to the Executive’s employment by the Company, or termination of employment, including but not limited to claims arising under or related to this Agreement or any breach of this Agreement, and any alleged violation of federal, state, or local statute, regulation, common law, or public policy, the parties shall first submit their dispute to formal mediation. The Company shall select a mediator reasonably acceptable to both parties. In the event that the parties cannot reach resolution through formal mediation, the dispute shall be submitted to and decided by binding arbitration. Arbitration shall be administered exclusively by the American Arbitration Association and shall be conducted in Clark County, Nevada consistent with the rules of the American Arbitration Association in effect at the time the arbitration is commenced, except as modified by this Agreement. Each party shall pay their own costs (including attorneys’ fees) in connection with such mediation or arbitration. To the extent such mediation or arbitration requires the submission of any information that either party claims is Confidential Information, the parties agree that such mediation or arbitration shall be a confidential proceeding. The parties waive all rights to have their disputes heard or decided by a jury or in a court trial and the right to pursue any class or collective action or representative claims against each other in court, arbitration, or any other proceeding. Judgment upon the award rendered by the mediator or arbitrator may be entered in any court of competent jurisdiction. Any arbitral award determination shall be final and binding upon the parties. If any proceeding is necessary to enforce the mediation or arbitration award, the prevailing party shall be entitled to reasonable attorney’s fees and costs and disbursements, in addition to any other relief to which such party may be entitled. Notwithstanding the foregoing, the Company shall be entitled to seek equitable relief directly from a court of competent jurisdiction (without prior arbitration) with respect to any alleged breach of this Agreement, including specific performance and injunctions, restraining the Executive from committing or continuing to commit such alleged breach.

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8. Governing Law, Jurisdiction, and Venue. This Agreement, for all purposes, shall be construed in accordance with the laws of the State of Nevada without regard to conflicts of law principles. Notwithstanding Section 7, either party may bring an action in a state or federal court located in Clark County, Nevada to seek injunctive relief in aid of arbitration or to enforce an arbitration award, and the parties hereby irrevocably submit to the exclusive jurisdiction of such courts and waive the defense of inconvenient forum to the maintenance of any such action in such venue.

9. Entire Agreement. Unless specifically provided herein, this Agreement contains all of the understandings and representations between the Executive and the Company pertaining to the subject matter hereof and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

10. Modification and Waiver. No provision of this Agreement may be amended or modified unless such amendment or modification is agreed to in writing and signed by the Executive and by a duly authorized member of the Board. No waiver by either of the parties of any breach by the other party hereto of any condition or provision of this Agreement to be performed by the other party hereto shall be deemed a waiver of any similar or dissimilar provision or condition at the same or any prior or subsequent time.

11. Severability. Should any provisions of this Agreement be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal, or unenforceable provisions had not been set forth herein.

12. Captions. Captions and headings of the sections and paragraphs of this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the caption or heading of any section or paragraph.

13. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

14. Section 409A.

14.1 General Compliance. This Agreement is intended to comply with Section 409A or an exemption thereunder and shall be construed and administered in accordance with such intent. Notwithstanding any other provision of this Agreement, payments provided under this Agreement may only be made upon an event and in a manner that complies with Section 409A or an applicable exemption. Any nonqualified deferred compensation payments under this Agreement that may be excluded from Section 409A either as separation pay due to an involuntary separation from service or as a short-term deferral shall be excluded from Section 409A to the maximum extent possible. For purposes of Section 409A, each installment payment provided under this Agreement shall be treated as a separate payment. Any payments to be made under this Agreement upon a termination of employment shall only be made upon a “separation from service” under Section 409A. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest, or other expenses that may be incurred by the Executive on account of non-compliance with Section 409A.

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14.2 Specified Employees. Notwithstanding any other provision of this Agreement, if any payment or benefit provided to the Executive in connection with the Executive’s termination of employment is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and the Executive is determined to be a “specified employee” as defined in Section 409A(a)(2)(b)(i), then such payment or benefit shall not be paid until the first payroll date to occur following the six-month anniversary of the date of the Executive’s termination or, if earlier, on the Executive’s death (the “Specified Employee Payment Date”). The aggregate of any payments that would otherwise have been paid before the Specified Employee Payment Date shall be paid to the Executive in a lump sum on the Specified Employee Payment Date and thereafter, any remaining payments shall be paid without delay in accordance with their original schedule.

14.3 Reimbursements. To the extent required by Section 409A, each reimbursement or in-kind benefit provided under this Agreement shall be provided in accordance with the following:

(a) the amount of expenses eligible for reimbursement, or in-kind benefits provided, during each calendar year cannot affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year;

(b) any reimbursement of an eligible expense shall be paid to the Executive on or before the last day of the calendar year following the calendar year in which the expense was incurred; and

(c) any right to reimbursements or in-kind benefits under this Agreement shall not be subject to liquidation or exchange for another benefit.

15. Successors and Assigns. This Agreement is personal to the Executive and shall not be assigned by the Executive. Any purported assignment by the Executive shall be null and void from the initial date of the purported assignment. The Company may assign this Agreement to any successor or assign (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business or assets of the Company. This Agreement shall inure to the benefit of the Company and permitted successors and assigns.

16. Notice. Notices and all other communications provided for in this Agreement shall be given in writing by personal delivery, electronic delivery, or by registered mail to the parties at the addresses set forth below (or such other addresses as specified by the parties by like notice):

If to the Company:

EVA Live, Inc.
The Plaza, 1800 Century Park East, Suite 600
Los Angeles, CA 90067
Attn: Board of Directors
Email: [●]

If to the Executive:

1463 Solitude Ridge Dr.
Henderson, NV 89013
Email: [●]

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17. Representations of the Executive. The Executive represents and warrants to the Company that:

(a) The Executive’s acceptance of employment with the Company and the performance of the Executive’s duties hereunder will not conflict with or result in a violation of, a breach of, or a default under any contract, agreement, or understanding to which the Executive is a party or is otherwise bound.

(b) The Executive’s acceptance of employment with the Company and the performance of the Executive’s duties hereunder will not violate any non-solicitation, non-competition, or other similar covenant or agreement of a prior employer or third-party.

18. Withholding. The Company shall have the right to withhold from any amount payable hereunder any Federal, state, and local taxes in order for the Company to satisfy any withholding tax obligation it may have under any applicable law or regulation.

19. Survival. Upon the expiration or other termination of this Agreement, the respective rights and obligations of the parties hereto shall survive such expiration or other termination to the extent necessary to carry out the intentions of the parties under this Agreement.

20. Acknowledgement of Full Understanding. THE EXECUTIVE ACKNOWLEDGES AND AGREES THAT THE EXECUTIVE HAS FULLY READ, UNDERSTANDS AND VOLUNTARILY ENTERS INTO THIS AGREEMENT. THE EXECUTIVE ACKNOWLEDGES AND AGREES THAT THE EXECUTIVE HAS HAD AN OPPORTUNITY TO ASK QUESTIONS AND CONSULT WITH AN ATTORNEY OF THE EXECUTIVE’S CHOICE BEFORE SIGNING THIS AGREEMENT.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE COMPANY

EVA Live, Inc.

By	/s/ Daryl Walser
Name:	Daryl Walser
Title:	Director

THE EXECUTIVE

By	/s/ David Boulette
Name:	David Boulette

[Signature Page to Executive Employment Agreement]

Exhibit A

Form of Separation and Release of Claims Agreement

[DATE]

David Boulette
[ADDRESS]

Re: David Boulette Employment Separation

Dear Mr. Boulette:

This letter agreement (this “Agreement”) sets forth the terms and conditions of the agreement between you and EVA Live, Inc. (the “Company”) regarding your separation of employment from the Company and the benefits being offered to you in exchange for entering into this Agreement. Once signed by you, this letter becomes a legally binding agreement so please read it carefully and be sure you understand it.

1. Last Day of Employment. Your employment with the Company will end on [DATE] (the “Separation Date”).

2. Final Paycheck. You will be paid all salary and wages earned through the Separation Date, including any accrued but unused vacation or paid time off, on the Separation Date. Other than your final paycheck, you agree and acknowledge that no other compensation is due and owing to you, except as provided in this Agreement.

3. Benefits. Your participation in all employee benefit plans and programs, including the Company’s health insurance plan, will end on [DATE]. Under separate cover, you will receive additional information about your rights under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) to continue your group health insurance coverage after the Separation Date. To continue your coverage, you must file the required election form and timely pay the required premiums.

4. Severance Benefits. In exchange for your agreeing to and complying with the terms of this Agreement, including the general release of claims contained in Section 5 below, the Company will pay you a lump sum severance payment of $[●], less all applicable withholdings (“Severance Pay”), within [DAYS (NUMBER)] days after the Separation Date. You agree and acknowledge that the Severance Pay is in addition to anything you were entitled to receive had you not signed this Agreement.

5. General Release of All Claims. In consideration for receiving the Severance Pay described above, to the fullest extent permitted by law, you waive, release, and promise never to assert any claims or causes of action, known or unknown, against the Company, including its past or present parents, subsidiaries, or affiliates, and its and their employees, agents, predecessors, successors, and assigns, regarding any matter arising out of or related to your employment with or separation of employment from the Company, including, without limitation, claims for wrongful discharge, constructive discharge, unpaid compensation or overtime pay, pay for leave or other non-working time, emotional distress, defamation, invasion of privacy, violation of biometric privacy laws, fraud, breach of contract, breach of the covenant of good faith and fair dealing, discrimination, harassment, retaliation, or failure to accommodate, attorneys’ fees, penalties, and costs (“General Release”). This General Release also includes, but is not limited to, claims arising under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act (ADEA), the Americans with Disabilities Act (ADA), the Equal Pay Act (EPA), the Fair Labor Standards Act (FLSA), the Family and Medical Leave Act (FMLA) (regarding existing but not prospective claims), the California Fair Employment and Housing Act (FEHA), the California Labor Code, the California Constitution, the California Family Rights Act (CFRA), the California Consumer Privacy Act (CCPA), and the California Unruh Civil Rights Act, all as amended, and all other federal, state, and local laws and regulations relating to employment or termination of employment that may be legally waived or released; however, the identification of specific statutes is for purposes of example only, and the omission of any specific statute or law shall not limit the scope of this General Release in any manner.

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6. Excluded Claims. Notwithstanding the above, this General Release does not waive or release: (i) any claims arising after you sign this Agreement, including any claim for breach of this Agreement; (ii) any vested benefits in the Company’s benefit plans, the rights to which are governed by the terms of those plans; (iii) any claims that cannot be legally waived or released as a matter of law, such as claims for unemployment insurance benefits and workers’ compensation; (iv) any right to indemnification from the Company for expenses and losses incurred in the course and scope of employment; or (v) any right to file an unfair labor practice (ULP) charge under the National Labor Relations Act or participate or assist in proceedings before the National Labor Relations Board (NLRB). This General Release also does not prevent you from filing a charge or complaint with, communicating with, or participating in an investigation or proceeding conducted by the Equal Employment Opportunity Commission (EEOC), the Securities and Exchange Commission (SEC), the National Labor Relations Board (NLRB), the Occupational Safety and Health Administration (OSHA), the California Civil Rights Department (CRD), or any other federal, state, or local governmental agency or commission (“Government Agencies”), or recovering any remedies or whistleblower awards available in such proceedings, without the need to provide advance notice to the Company.

7. Waiver of California Civil Code Section 1542. This Agreement is intended to be effective as a general release of and bar to all claims as stated above. Accordingly, you specifically waive all rights under California Civil Code Section 1542, which states: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.” You acknowledge that you may later discover claims or facts in addition to or different from those which you now know or believe to exist regarding the subject matter of this Agreement, and which, if known or suspected at the time of executing this Agreement, may have materially affected its terms. Nevertheless, you waive any and all claims that might arise as a result of such different or additional claims or facts.

8. ADEA Release, Effective Date, and Revocation. The General Release includes a release of claims arising under the Age Discrimination in Employment Act (ADEA), as amended by the Older Workers Benefit Protection Act (OWBPA), and its implementing regulations. By signing this Agreement, you acknowledge and confirm that: (i) you have read and understood this Agreement; (ii) by this Agreement, you have been advised in writing to consult with an attorney of your choice before signing this Agreement; (iii) you have been given at least five (5) business days to consult with an attorney as required under California Government Code Section 12964.5(b)(4), although you may sign earlier if your decision to do so is knowing and voluntary and not improperly induced; (iv) you knowingly, freely, and voluntarily agree to all of the terms and conditions in this Agreement, including, without limitation, the General Release; (v) you have received good and valuable consideration for signing this Agreement, which is in addition to anything of value you were otherwise entitled to receive; (vi) you were given at least twenty-one (21) days to consider the terms of this Agreement and consult with counsel, but you may sign it before the 21 days expire; (vii) you have seven (7) days after signing this Agreement to revoke the release of ADEA claims in this paragraph by delivering a notice of revocation to the undersigned before the end of this seven-day period; and (viii) you understand that the General Release does not apply to rights and claims that may arise after you sign this Agreement. If you do not revoke this Agreement, it becomes effective on the eighth day after you sign it (the “Effective Date”). No part of this Agreement is effective or enforceable until the Effective Date.

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9. Company Property. By signing this Agreement, you represent that you have returned to the Company or will return to the Company by [DATE] all property belonging to the Company, including, without limitation, company-issued equipment and electronics, copies of documents that belong to the Company, and files and data stored on your computer(s) or in cloud storage accounts containing information belonging to the Company, and that you do not have access to or claim ownership of any Company cloud storage or social media accounts.

10. No Admission. Nothing contained in this Agreement will constitute or be treated as an admission by you or the Company of liability, any wrongdoing, or any violation of law. In response to a request for a reference, the Company will provide only your most recent job title and dates of employment.

11. Confidentiality of Agreement. You agree that you will not disclose to others the amount paid under this Agreement, except that you may disclose such information to Government Agencies (as defined above) or to your spouse, domestic partner, attorney, or tax adviser if those individuals agree that they will not disclose to others the amount paid under this Agreement, to the extent allowed under the law. Nothing in this Agreement prevents you from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that you have reason to believe is unlawful.

12. Notice of Immunity Under the Defend Trade Secrets Act of 2016. Notwithstanding any other provision of this Agreement: (a) you will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that is made (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law or (2) in a complaint or other document that is filed under seal in a lawsuit or other proceeding; and (b) if you file a lawsuit for retaliation by the Company for reporting a suspected violation of law, you may disclose the Company’s trade secrets to your attorney and use the trade secret information in the court proceeding if you (1) file any document containing the trade secret under seal and (2) do not disclose the trade secret, except pursuant to court order.

13. Continuing Obligations. Regardless of whether you sign this Agreement, please be advised that your existing post-employment obligations to the Company remain in effect. These obligations are set forth in Section 6 of your Employment Agreement with the Company.

14. Arbitration. In the event of any dispute, controversy, or claim arising out of or related to the Executive’s employment by the Company, or termination of employment, including but not limited to claims arising under or related to this Agreement or any breach of this Agreement, and any alleged violation of federal, state, or local statute, regulation, common law, or public policy, the parties shall first submit their dispute to formal mediation. The Company shall select a mediator reasonably acceptable to both parties. In the event that the parties cannot reach resolution through formal mediation, the dispute shall be submitted to and decided by binding arbitration. Arbitration shall be administered exclusively by the American Arbitration Association and shall be conducted in Clark County, Nevada consistent with the rules of the American Arbitration Association in effect at the time the arbitration is commenced, except as modified by this Agreement. Each party shall pay their own costs (including attorneys’ fees) in connection with such mediation or arbitration. To the extent such mediation or arbitration requires the submission of any information that either party claims is Confidential Information, the parties agree that such mediation or arbitration shall be a confidential proceeding. The parties waive all rights to have their disputes heard or decided by a jury or in a court trial and the right to pursue any class or collective action or representative claims against each other in court, arbitration, or any other proceeding. Judgment upon the award rendered by the mediator or arbitrator may be entered in any court of competent jurisdiction. Any arbitral award determination shall be final and binding upon the parties. If any proceeding is necessary to enforce the mediation or arbitration award, the prevailing party shall be entitled to reasonable attorney’s fees and costs and disbursements, in addition to any other relief to which such party may be entitled. Notwithstanding the foregoing, the Company shall be entitled to seek equitable relief directly from a court of competent jurisdiction (without prior arbitration) with respect to any alleged breach of this Agreement, including specific performance and injunctions, restraining the Executive from committing or continuing to commit such alleged breach.

15. Miscellaneous Provisions. If any term of this Agreement is held to be invalid, void, or unenforceable, the remainder of this Agreement will remain in full force and effect and will not be affected, and the invalid, void, or unenforceable provision shall be modified as necessary to be valid and enforceable while still achieving the parties’ original intent to the maximum extent possible. This Agreement will be construed and interpreted in accordance with the laws of the State of Nevada without regard to conflicts of law principles. Any action or proceeding to enforce this Agreement shall be brought in any state or federal court located in Clark County, Nevada, and the parties hereby irrevocably submit to the jurisdiction of such courts and waive the defense of inconvenient forum. This Agreement may be signed and transmitted electronically. A signed PDF version shall have the same force and effect as an original signed document. If you have any questions about this Agreement, please contact the undersigned.

[Signature Page Follows]

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Please indicate your understanding of and agreement with the above terms by signing below.

Very truly yours,

EVA Live, Inc.

By:
Name:
Title:

I ACKNOWLEDGE AND AGREE THAT I HAVE FULLY READ, UNDERSTAND, AND VOLUNTARILY ENTER INTO THIS AGREEMENT. I ACKNOWLEDGE THAT I HAVE BEEN ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS AGREEMENT AND HAVE BEEN GIVEN AT LEAST FIVE (5) BUSINESS DAYS TO DO SO. I FURTHER ACKNOWLEDGE THAT MY SIGNATURE BELOW IS AN AGREEMENT TO RELEASE THE COMPANY FROM ANY AND ALL CLAIMS THAT CAN BE RELEASED AS A MATTER OF LAW IN EXCHANGE FOR THE BENEFITS BEING PROVIDED TO ME BY THIS AGREEMENT.

By:
Name:	David Boulette
Dated:

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